Exhibit 10.44


                                  OFFICE LEASE


                                   - Between -

                        ZENITH PROFESSIONAL CENTER, LTD.,
                          a Florida limited partnership
                                   as Landlord

                                     - and -

                                 VFINANCE, INC.
    a Delaware corporation authorized to do business in the State of Florida as Tenant




                          Dated: As of January 1, 2003

                                    INDEX TO

                                  OFFICE LEASE

SECTION                                                                    PAGE

BASIC LEASE INFORMATION RIDER.................................................i
1.      PREMISES; COMMON AREAS................................................1
2.      LEASE TERM; LEASE DATE................................................1
3.      RENT..................................................................1
4.      SECURITY DEPOSIT......................................................4
5.      USE...................................................................4
6.      DELAY OF POSSESSION...................................................5
7.      ACCEPTANCE OF PREMISES; LANDLORD'S WORK...............................5
8.      PARKING...............................................................5
9.      BUILDING SERVICES.....................................................5
10.     SECURITY..............................................................7
11.     REPAIRS AND MAINTENANCE...............................................7
12.     TENANT'S ALTERATIONS..................................................9
13.     LANDLORD'S ADDITIONS AND ALTERATIONS..................................9
14.     ASSIGNMENT AND SUBLETTING.............................................9
15.     TENANT'S INSURANCE COVERAGE..........................................11
16.     LANDLORD'S INSURANCE COVERAGE........................................12
17.     SUBROGATION..........................................................12
18.     DAMAGE OR DESTRUCTION BY CASUALTY....................................13
19.     CONDEMNATION AND EMINENT DOMAIN......................................13
20.     LIMITATION OF LANDLORD'S LIABILITY; INDEMNIFICATION..................14
21.     COMPLIANCE WITH ENVIRONMENTAL LAWS AND PROCEDURES....................15
22.     COMPLIANCE WITH LAWS AND PROCEDURES..................................17
23.     RIGHT OF ENTRY.......................................................17
24.     DEFAULT..............................................................17

25.     LANDLORD'S REMEDIES FOR TENANT'S DEFAULT.............................18
26.     LANDLORD'S RIGHT TO PERFORM FOR TENANT'S ACCOUNT.....................18
27.     LIENS................................................................18
28.     NOTICES..............................................................19
29.     MORTGAGE; ESTOPPEL CERTIFICATE; SUBORDINATION........................19
30.     ATTORNMENT AND MORTGAGEE'S REQUEST...................................20
31.     TRANSFER BY LANDLORD.................................................20
32.     SURRENDER OF PREMISES; HOLDING OVER..................................20
33.     NO WAIVER; CUMULATIVE REMEDIES.......................................21
34.     WAIVER OF JURY TRIAL.................................................21
35.     CONSENTS AND APPROVALS...............................................21
36.     RULES AND REGULATIONS................................................21
37.     SUCCESSORS AND ASSIGNS...............................................21
38.     QUIET ENJOYMENT......................................................21
39.     ENTIRE AGREEMENT.....................................................21
40.     MISCELLANEOUS........................................................21
EXHIBIT(S):
----------

Exhibit "A" Floor Plan
Exhibit "B" Rules and Regulations
Exhibit "C" Existing Telecommunications Equipment



GUARANTY: None

RIDERS AND ADDENDA

First Addendum
Satellite Dish Rider
Stock Warrant Rider
Right of First Refusal

                          BASIC LEASE INFORMATION RIDER

                                  OFFICE LEASE



Preamble                  Date of Lease:  January 1, 2003
Page 1
Preamble                  Landlord:  ZENITH PROFESSIONAL CENTER, LTD., a Florida
                          limited partnership
Page 1
Preamble                  Tenant:  VFINANCE, INC., a Delaware corporation
                          authorized to do business in the State of
Page 1                    Florida
Section 1                 Premises:  Suite 300, 3010 Military Trail, Boca Raton,
                          Florida, subject to Refusal Right
Page 1                    provided in the Right of First Refusal Rider

Section 1                 Net Rentable Area of Premises:  Approximately 8,787
                          rentable square feet (includes a
Page 1                    common area load factor of 15.87%)
Section 2                 Lease Commencement Date:  January 1, 2003.
Page 1
Section 2                 Expiration Date:  August 31, 2008.
Page 1
Section 2                 Lease Term:  Sixty Eight (68) calendar months.
Page 1
Section 2                 Rent Commencement Date:  The Lease Commencement Date.
Page 1
Section 3                 Base Rent:  During the first six (6) months of the
                          Lease Term, Base Rent shall be $27.00
Page 1                    per rentable square foot, to wit: $237,249.00 per
                          annum, paid in equal monthly installments of
                          $19,770.75, plus all applicable taxes. Commencing
                          July 1, 2003, Base Rent shall be reduced to $25.90 per
                          rentable square foot, to wit: $227,583.33 per annum,
                          paid in equal monthly installments of $18,965.28, plus
                          all applicable taxes, and subject to the escalations
                          to Base Rent set forth in Section 3.(b).
Section 3                 Tenant's Percentage Share:  28.46%
Page 2
Section 3                 Additional Rent:  Estimated to be $6.94 per rentable
                          square foot, to wit:  $60,981.78, per
Page 2                    annum, paid in equal monthly installments of
                          $5,081.82, plus all applicable taxes, but subject to adjustments and reconciliations, all as provided for in Section 3 of this Lease.
Sections                  Security Deposit:  $35,869.02, payable by Tenant as
                          follows:  (i) $18,969.00 is already on
3, 4                      deposit with landlord and (ii) $16,900.02 payable in
                          four  (4) equal installments of
Page 4                    $4,225.00 on March 15, 2003 April 15, 2003, May 15,
                          2003 and on June 15, 2003.
Section 5                 Use of Premises:  General office use including
                          internet banking, stock brokerage and sales,
Page 4                    insurance brokerage and sales, and other financial
                          services.
                          Tenant's Address for Notices After Lease Commencement
                          Date:

                          Tenant
                          The Premises

                          Landlord's Address for Notices:
                          Zenith Professional Center, Ltd.
                          c/o Brenner Real Estate Group
                          1000 East Hillsborough Boulevard
                          Deerfield Beach, Florida 33441
                          Attention:  Scott Brenner, Esq.
                          ---------

                          With a copy (for informational purposes only) to:
                          Proskauer Rose, LLP
                          Suite 340 West
                          2255 Glades Road
                          Boca Raton, Florida 33431
                          Attention: George A. Pincus, Esq.
                          ---------

                                      (i)

Section 8                 Number of Unassigned Parking Spaces in
Page 5                    Uncovered Parking Area: 36
Section  8                Number of Reserved Parking Spaces in Covered Parking
                          Area:  8, for which Tenant shall pay
Page 5                    $75.00 per space per month for five (5) of the
                          aforementioned Reserved Parking Space,
                          subject to increases as set forth in Section 8.
Section 15                Amount of Commercial General Liability Insurance:
Page 11                   $2,000,000
Section 40                Tenant's Real Estate Broker:
Page 21                   None
                          Landlord's Real Estate Broker:
                          Brenner Real Estate Group
                          1000 Ease Hillsborough Boulevard
                          Deerfield Beach, Florida 33441



                        Certain of the information relating to the Lease, including many of the principal economic terms, are set forth in the foregoing Basic Lease Information Rider (the "BLI Rider"). The BLI Rider and the Lease are, by this reference, hereby incorporated into one another. In the event of any direct conflict between the terms of the BLI Rider and the terms of the Lease, the BLI Rider shall control. Where the Lease simply supplements the BLI Rider and does not conflict directly therewith, the Lease shall control.

                        IN WITNESS WHEREOF, Landlord and Tenant have signed this BLI Rider as of this _____ day of ________________, 2003.



Witnesses:                                 "LANDLORD"
                                            --------

                                          ZENITH PROFESSIONAL CENTER, LTD.,
                                          a Florida limited partnership

                                           By:   3010 HOLDINGS, INC., a Florida
                                                 corporation, general partner


                                           /s/ Scott Brenner
                                               Scott Brenner
                                               President
                                               January 10th, 2003


                                           "TENANT"
                                            ------
                                          VFINANCE, INC., a Delaware corporation
                                          authorized to do business in the State
                                          of Florida




                                           /s/ Leonard J. Sokolow
                                               Leonard J. Sokolow
                                               Chief Executive Officer
                                               January 10th, 2003



                                     (iii)

                                  OFFICE LEASE

                  THIS LEASE ("Lease") is made as of the ____ day of January, 2003, by and between ZENITH PROFESSIONAL CENTER, INC., a Florida limited partnership ("Landlord"), and VFINANCE, INC., a Delaware corporation authorized to do business in the State of Florida ("Tenant").

                              W I T N E S S E T H:

     1. PREMISES; COMMON AREAS: Landlord leases to Tenant and Tenant leases from Landlord the premises in the commercial office building located at 3010 Military Trail, City of Boca Raton, County of Palm Beach, Florida (together with the covered and uncovered parking facilities sometimes collectively referred to herein as the "Building") known by that certain suite number set forth in the Basic Lease Information Rider (the "BLI Rider") attached to the front of this Lease and incorporated into this Lease by this reference, which space is more particularly shown on the floor plan attached hereto as Exhibit "A" and by this reference incorporated herein (the "Premises"). The parties hereby agree that the Premises contain the number of net rentable square feet set forth in the BLI Rider. In addition to the Premises, Tenant has the right to use, in common with others, the lobby, public entrances, public stairways and public elevators of the Building if any. The common areas serving the Building, including those referenced above, the parking facilities, and all others, will at all times be subject to Landlord's exclusive control and management in accordance with the terms and provisions of this Lease.

     2. LEASE TERM; LEASE DATE: The lease term (the "Lease Term") is for the period of time set forth in the BLI Rider, commencing on the Lease commencement date set forth in the BLI Rider (the "Lease Commencement Date") and ending on the Lease expiration date set forth in the BLI Rider (the "Expiration Date"). Tenant's obligation to pay all rent, including Base Rent, Additional Rent and Other Rent, (collectively, "Rent"), as such terms are hereafter defined, will commence on the rent commencement date set forth in the BLI Rider (the "Rent Commencement Date"). For purposes of this Lease, "Lease Year" shall mean and refer to the period of twelve (12) calendar months commencing on the Lease Commencement Date, and each successive period of twelve (12) calendar months during the Lease Term.

     3. RENT:

                      (a) Base Rent. During the Lease Term, Tenant will pay as the base rent for the Premises (the "Base Rent") the amounts set forth in the BLI Rider, with same being payable without demand, setoff or deduction, in advance, on or before the first day of each month, in equal monthly installments of the amounts set forth in the BLI Rider, plus applicable sales and other such taxes as are now or later enacted.

                      (b) Escalations to Base Rent. Commencing on the first anniversary of the Rent Commencement Date, and on each subsequent anniversary of the Rent Commencement Date (each such date an "Adjustment Date"), the Base Rent shall be increased annually to an amount equal to the Base Rent in effect during the last month of the first Lease Year, multiplied by a fraction, the numerator of which shall be the "Index" (as defined below) published for the tenth (10th) calendar month of the immediately preceding Lease Year, and the denominator of which shall be the Index published for the calendar month of the Rent Commencement Date provided, however, that the increased Base Rent for each Lease Year shall not be: (i) less than the Base Rent for the prior Lease Year multiplied by 103% or
                            (ii) greater than the Base Rent for the prior Lease Year multiplied by 105%.

The Base Rent, as increased, shall then be payable during the ensuing Lease Year in the same manner as otherwise provided for the payment of the Base Rent. The "Index" shall be defined as the "Consumer Price Index for all Urban Consumers-All Cities (1982-84 = 100)" (the national index). (Such index being that published by the Bureau of Labor Statistics of the United States Department of Labor.) If for any reason the Index is not published for any particular month during the Lease Term as may be required for the foregoing computation of the increased Base Rental, then the Index next published shall be used in its stead; and in the event that the Index shall no longer be published, or if the method of computing the Index shall be substantially altered, then another index generally recognized as authoritative and reflecting data substantially similar to the information used to compute the Index shall be substituted for the Index as reasonably determined by Landlord. In the event that for any reason whatsoever (whether due to the lack of an index or dispute or otherwise), Landlord is unable to notify Tenant of the increased Base Rent payable during any Lease Year, Tenant shall continue to pay the monthly installments of the Base Rent payable during the immediately preceding Lease Year, until such time as notice of the appropriate Base Rent amount is given, at which time Tenant shall promptly pay the full amount of any deficiency resulting from the underpayment of Base Rent.

                      (c) Additional Rent. Tenant shall pay, as Additional Rent ("Additional Rent"), prorated for that part of the Lease Term within the applicable calendar year, Tenant's Percentage Share ("Tenant's Percentage Share"), as hereafter defined, of the total amount of (i) the annual operating expenses ("Operating Expenses"), as hereafter defined, and (ii) the annual taxes ("Taxes"), for the Building. For all years during the Lease Term, Landlord shall, in advance, reasonably estimate for each such calendar year the total amount of the Additional Rent. One-twelfth (1/12) of the estimated Additional Rent (plus all applicable taxes now existing or hereafter enacted) shall be payable monthly, along with the monthly payment of the Base Rent. Landlord shall use its best efforts to make such estimate on or before January 1 of each calendar year. On or before March 31 following a year for which Additional Rent is payable hereunder, Landlord shall use its best efforts to provide Tenant with the amount of the actual Additional Rent for the previous year, and a reasonable breakdown of the items included therein, together with an invoice for any underpayments of Additional Rent (to be paid within thirty (30) days following receipt of such invoice, or to be included with the next monthly payment of Rent, whichever shall first occur) or a check to Tenant to reimburse Tenant for any overpayment of Additional Rent. For a period of thirty (30) days after receipt of the aforedescribed reconciliation statements, Tenant shall have the right, upon advance notice, to visit Landlord's office in the Building during Business Hours, as hereafter defined, to inspect its books and records concerning the Additional Rent. The delivery of the aforedescribed projection statement after January 1 and/or the reconciliation after March 31 shall not be deemed a waiver of any of Landlord's rights to collect monies and/or a waiver of any of the duties and obligations of Tenant as described in this section or as provided elsewhere in this Lease.

                      (d)   Definition of Material Terms.

     (i) The term "Operating Expenses" shall mean (1) any and all costs of ownership, management, operation and maintenance of the Building, including, without limitation, wages, salaries, professionals' fees, taxes, insurance, benefits and other payroll burdens of all employees, Building Management fee not to exceed five percent (5%) of gross receipts, janitorial, maintenance, guard and other services, building management office rent or rental value, power, fuel, water, waste disposal, landscaping care, lighting, garbage removal, pest control, window cleaning, system maintenance, parking area care, and any and all other utilities, materials, supplies, maintenance, repairs, insurance applicable to the Building and Landlord's personal property and depreciation on personal property, and (2) the cost (amortized over such reasonable period as Landlord shall determine together with interest at the rate of twelve percent (12%) per annum on the unamortized balance) of any capital improvements made to the Building by Landlord after the date of this Lease that reduce other Operating Expenses or made to the Building by Landlord after the date of this Lease that are required under any governmental law or regulation; provided, however, that Operating Expenses shall not include real property taxes, depreciation on the Building other than depreciation on carpeting in public corridors and common areas, costs of tenants' improvements, real estate broker's commissions, interest and capital items other than those referred to in subsection (2) above. Landlord shall maintain accounting books and records in accordance with sound accounting principles. In determining the amount of Operating Expenses for any calendar year, (i) if less than one-hundred percent (100%) of the Building shall have been occupied by tenants and fully used by them, Operating Expenses shall be increased to an amount equal to the like operating expenses which would normally be expected to be incurred had such occupancy been one-hundred percent (100%) and had such full utilization been made during the entire period or (ii) if Landlord is not furnishing particular work or services (the cost of which if performed by Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such period by Landlord had Landlord furnished such work or service to such tenant. Landlord hereby agrees to deduct each year from the amount of the Operating Expenses the total amount of any and all sums, amounts or charges paid by Tenant or other tenants of the Building directly to Landlord or its agent for specific tenant requested services.

     (ii) The term "Taxes" shall mean the gross amount of all impositions, taxes, assessments (special or otherwise), water and sewer assessments and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor, including all taxes whatsoever (except for taxes for the following categories which shall be excluded from the definition of Taxes: any inheritance, estate, succession, transfer or gift taxes imposed upon Landlord or any income taxes specifically payable by Landlord as a separate tax-paying entity without regard to Landlord's income source as arising from or out of the Building and/or the land on which it is located) attributable in any manner to the Building, the land on which the Building is located or the rents (however the term may be defined) receivable therefrom, or any part thereof, or any use thereon, or any facility located therein or used in conjunction therewith or any charge or other amount required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax", "sales tax", "rental tax", "excise tax", "business tax", or designated in any other manner.

     (iii) The term "Tenant's Percentage Share" shall mean the percentage set forth in the BLI Rider. Landlord and Tenant acknowledge that Tenant's Percentage Share has been obtained by taking the net rentable area of the Premises, which Landlord and Tenant hereby stipulate for all purposes is the amount set forth in the BLI Rider, and dividing such number by the total net rentable area of the Building, which Landlord and Tenant hereby stipulate for all purposes is 30,872 net rentable square feet, and multiplying such quotient by 100. In the event Tenant's Percentage Share is changed during a calendar year by reason of a change in the net rentable area of the Premises, Tenant's Percentage Share shall thereafter mean the result obtained by dividing the new net rentable area of the Premises by 30,872 net rentable square feet and multiplying such quotient by 100 and for the purposes of Section 3.(b) Tenant's Percentage Share shall be determined on the basis of the number of days during such calendar year applicable to each such Tenant's Percentage Share.

     (iv) The term "Rent" shall mean the sum of the Base Rent and the Additional Rent and the Parking Rent and, in the event of a default hereunder by Tenant, shall also include Other Rent. The term "Other Rent" is sometimes used herein to refer to any and all other sums payable by Tenant hereunder, including, but not limited to, parking charges. Tenant agrees to pay Other Rent upon demand by Landlord and that Other Rent is to be treated in the same manner as Rent hereunder, both in terms of the lien for Rent herein provided and in terms of the default provisions herein contained.

                      (e)   Related Provisions.

     (i) Tenant covenants and agrees to pay a late charge for any payment of Rent not received by Landlord on or before the tenth (10th) day of each month and for any other payment, such as Other Rent, not received by Landlord on or before the date when same is due. Said late charge shall be computed from the first day of the month in the case of Rent and from the date when same is due in the case of Other Rent. The amount of the late charge shall be an amount equal to the interest accruing on the sum(s) outstanding, with such interest commencing on the dates aforesaid, ending on the date of receipt of the sum(s) by Landlord and having a rate equal to eighteen percent (18%) per annum. In the event any late charge is due to Landlord, Landlord shall advise Tenant in writing and Tenant shall pay said late charge to Landlord along with and in addition to the next payment of Rent.

     (ii) Landlord shall notify Tenant in writing of any and all adjustments to Base Rent. In addition to Base Rent and Additional Rent, Tenant shall and hereby agrees to pay to Landlord each month a sum equal to any sales tax, tax on rentals and any other similar charges now existing or hereafter imposed, based upon the privilege of leasing the space leased hereunder or based upon the amount of rent collected therefor.

     (iii) If Tenant's possession of the Premises commences on any day other than the first day of the month, Tenant shall occupy the Premises under the terms of this Lease and the pro rata portion of the Rent shall be paid by Tenant; provided, however, that in such an event the Lease Commencement Date, for the purposes of this Lease, shall be deemed to be the first day of the month immediately following the month in which possession is given.

     (iv) Additional Rent for the final months of this Lease is due and payable even though it may not be calculated until subsequent to the Expiration Date of the Lease. Tenant expressly agrees that Landlord, at Landlord's sole discretion, may apply the Security Deposit, as hereafter defined, in full or partial satisfaction of any Additional Rent due for the final months of this Lease. If said Security Deposit is greater than the amount of any such Additional Rent and there are no other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of this Lease, then Landlord shall refund the balance of said Security Deposit to Tenant as provided herein. Nothing herein contained shall be construed to relieve Tenant, or imply that Tenant is relieved, of the liability for or the obligation to pay any Additional Rent due for the final months of this Lease by reason of the provisions of this Section, nor shall Landlord be required first to apply said Security Deposit to such Additional Rent if there are any other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of this Lease.

     4. SECURITY DEPOSIT: Tenant, concurrently with the execution of this Lease, has deposited with Landlord the amount set forth in the BLI Rider as the security deposit ("Security Deposit") hereunder. This sum will be retained by Landlord as security for the payment by Tenant of the Rent and Other Rent and for the faithful performance by Tenant of all the other terms and conditions of this Lease. In the event Tenant fails to faithfully perform the terms and conditions of this Lease, Landlord, at Landlord's option, may at any time apply the Security Deposit or any part thereof toward the payment of the Rent and/or Other Rent and/or toward the performance of Tenant's obligations under this Lease. In such event, within five (5) days after notice, Tenant will deposit with Landlord cash sufficient to restore the Security Deposit to its original amount. Landlord will return the unused portion of the Security Deposit to Tenant within thirty (30) days after the Expiration Date if Tenant is not in violation of any of the provisions of this Lease. Landlord may (but is not obligated to) exhaust any or all rights and remedies against Tenant before resorting to the Security Deposit. Landlord will not be required to pay Tenant any interest on the Security Deposit nor hold same in a separate account. If Landlord sells or otherwise conveys the Building, Landlord will deliver the Security Deposit or the unapplied portion thereof to the new owner. Tenant agrees that if Landlord turns over the Security Deposit or the unapplied portion thereof to the new owner, Tenant will look to the new owner only and not to Landlord for its return upon expiration of the Lease Term. If Tenant assigns this Lease with the consent of Landlord (as expressly provided for in this Lease), the Security Deposit will remain with Landlord for the benefit of the new tenant and will be returned to such tenant upon the same conditions as would have entitled Tenant to its return.

     5.               USE:

                      (a) General Office Use. Tenant will use and occupy the Premises solely for general office use and solely for the operation of the business set forth in the BLI Rider. Tenant acknowledges that its type of business, as above specified, is a material consideration for Landlord's execution of this Lease. Tenant will not commit waste upon the Premises nor suffer or permit the Premises or any part of them to be used in any manner, or suffer or permit anything to be done in or brought into or kept in the Premises or the Building, which would:
                            (i) violate any law or requirement of public authorities, (ii) cause injury to the Building or any part thereof, (iii) annoy or offend other tenants or their patrons or interfere with the normal operations of HVAC, plumbing or other mechanical or electrical systems of the Building or the elevators installed therein, (iv) constitute a public or private nuisance, or (v) alter the appearance of the exterior of the Building or of any portion of the interior other than the Premises pursuant to the provisions of this Lease. Tenant agrees and acknowledges that Tenant shall be responsible for obtaining any special amendments to the certificate of occupancy for the Premises and/or the Building and any other governmental permits, authorizations or consents required solely on account of Tenant's use of the Premises.

     (i) Prohibited Uses. Tenant hereby represents, warrants and agrees that Tenant's business is not and shall not be used, (i) for the business of photographic, multilith or multigraph reproductions or offset printing; (ii) as a savings bank, a savings and loan company open to the general public, (iii) as a restaurant or bar or for the sale of confectionery, soda, beverages, sandwiches, ice cream or baked goods or for the preparation, dispensing or consumption of food or beverages in any manner whatsoever, (iv) as a news or cigar stand, (v) as an employment agency, labor union office, or music studio, school (except for the training of employees, clients or customers of Tenant), or (vi) as a barber shop or beauty salon, nor shall Tenant's use conflict with any applicable zoning or land use codes or laws applicable to the Building.

      6.                    INTENTIONALY OMITTED:

      7. ACCEPTANCE OF PREMISES; LANDLORD'S WORK: Tenant accepts the Premises in "as is" condition, and acknowledges that Landlord makes no representation or warranty, express or implied in fact or by law, as to the condition of the Premises. All improvements made to the Premises, whether by Landlord or Tenant, will become the property of Landlord when attached to or incorporated into the Premises. Such property will remain the property of Landlord upon termination of this Lease. The taking of possession by Tenant (or any permitted assignee or subtenant of Tenant) of all or any portion of the Premises for the conduct of business will be deemed to mean that Tenant has found the Premises, and all of their fixtures and equipment, acceptable.

      8.                    PARKING:

                      (a) Unassigned Parking. As long as Tenant is not in default under this Lease, Landlord will provide Tenant during the Lease Term with unassigned, nonexclusive parking spaces in the parking areas for the number of automobiles set forth in the BLI Rider in the uncovered parking area of the building (the "Unassigned Parking Area"). Such parking spaces may be used only by principals, employees and the business invitees of Tenant visiting the Premises of Tenant.

                      (b) Reserved Parking in Covered Parking Areas. Tenant shall be entitled to use of the number of reserved parking spaces (the "Reserved Parking Spaces") set forth in the BLI Rider, which Reserved Parking Spaces are located in the covered parking area of the Building (the "Covered Parking Area"). Tenant shall pay to Landlord Parking Rent for the Reserved Parking Spaces in the amounts set forth in the BLI Rider. The Parking Rent charged for the Reserved Parking Spaces shall commencing on the first month of the Lease Term and be increased in the same manner as Base Rent, as set forth in Section 3.(j) above. The parking rates charged hereunder will be in accordance with prevailing market conditions, consistent with office buildings of similar quality to and in the immediate geographic area of the Building. Landlord shall provide Tenant reasonable advance written notice of any increase in Parking Rent. Tenant will be billed for monthly Parking Rent charges along with normal Rent billing and Tenant may elect to have guest and visitor parking billed at the same time. If Tenant fails to pay parking charges when due, Landlord may, by written notice to Tenant, elect to proceed as provided under the default provisions of this Lease and/or cease to provide all or any of the foregoing parking spaces.

                      (c) Parking Controls. Landlord has and reserves the right to alter the methods used to control parking and the right to establish such controls and rules and regulations (such as parking stickers to be affixed to vehicles) regarding parking that Landlord may deem desirable. Without liability, Landlord will have the right to tow or otherwise remove vehicles improperly parked, blocking ingress or egress lanes, or violating parking rules, at the expense of the offending tenant and/or owner of the vehicle.

      9.                    BUILDING SERVICES:


                      (a) General. In general, the services set forth below will be provided by Landlord at a service level set, defined and regulated by Landlord consistent with office buildings of similar quality to and in the same immediate geographic area as the Building. During the Lease Term, the regular business hours (the "Business Hours") of the Building will be 8:00 a.m. to 6:00 p.m., Monday through Friday, and on Saturday, 8:00 a.m. to 6:00 p.m. on a limited basis so long as Tenant provides Landlord with advance notice of Tenants requirement for same, except holidays generally recognized by state and federal governments. The Building will be accessible to Tenant, its subtenants, agents, servants, employees, contractors, invitees or licensees (collectively, "Tenant's Agents") at all times during Business Hours.

                      (b)   Specific Services Provided.

     (i) Janitorial Service. Landlord agrees to provide during the Lease Term janitorial services for the Premises customarily provided in office buildings of similar quality to and in the same immediate geographic area as the Building. Janitorial service will be provided after Business Hours at the Building, but no janitorial services will be provided on Saturdays, Sundays and holidays generally recognized by state and federal government. Should Tenant require additional janitorial services beyond those customarily provided by Landlord, Tenant may request same in writing from Landlord and if Landlord agrees to provide such services, Tenant will be billed for same by Landlord at a reasonable rate and those costs and expenses when billed will be Other Rent due under this Lease.

     (ii) Electricity. During the Lease Term, electric power will be available for the purposes of lighting and general office equipment use in amounts consistent with Building standard electrical capacities and will be separately metered for the Premises. Tenant shall be responsible for all payments to the utility authority providing electricity. The Building standard mechanical and electrical systems are designed to accommodate loads generated by lights and office equipment such as typewriters, dictating equipment, photocopy equipment, etc. Tenant acknowledges that Tenant's intended use of the Premises excludes material use of the Premises beyond Business Hours. Material use shall be deemed to mean the operation of an additional "shift", either full or part time, or use of the Premises after Business Hours in any way that may preclude or interfere with the providing of janitorial services to the Premises. In the event Tenant's use of the Premises requires more electrical power than set forth above, whether by intensity of use, load or type of equipment, Tenant may then be billed for such additional use and such billings will be billed to Tenant as Other Rent. Landlord will utilize Landlord's customary method of billing Tenant for excess electrical power consumption. At Landlord's option, Landlord, at Tenant's expense, may have an engineer estimate Tenant's usage, and bill Tenant at standard utility rates for the excess usage or install a submeter for the purposes of monitoring Tenant's excess power consumption. Landlord and Tenant agree that Landlord's implementation of the electrical monitoring and billing procedures set forth herein shall in no way be construed so as to deem Landlord a private or public utility company. Landlord reserves the right, after Business Hours, to turn off all unnecessary lighting in the unoccupied areas of the Building and the Premises to minimize the energy consumption of the Building in both the common areas and the Premises. Landlord and Tenant acknowledge that the electrical meter serving the Premises meters electricity for the entire floor of the Building where the Premises are located and that the electrical bill for such meter is received and paid for by Tenant. Upon completion of the Improvements (as defined in the First Addendum, attached hereto) (the "Improvement Completion Date"), Landlord and Tenant shall cause the bill for the electrical meter to be sent directly to Landlord. From and after the Improvement Completion Date, Tenant shall pay to Landlord, as Additional Rent, the amount of $1,100 per month (plus all applicable sales taxes), along with each monthly payment of Base Rent, for Tenant's electricity usage. Landlord shall, at the end of each calendar quarter (that is every three (3) months, commencing on January 1 of each year) provide to Tenant a written statement of the cost of electricity paid for the floor of the Building where the Premises are located. Tenant shall be liable for 55.77% of such amount, which percentage is based on the proportionate share of the Premises for the floor of the Building where the Premises are located (that is the square footage of the Premises, of 8,787 divided by the square footage of the floor of the Building where the Premises are located, of 15,756). Landlord shall also provide a written reconciliation of any amounts which may be due to either Landlord or Tenant, based on Tenant's payment of $1,100 per month. To the extent that the reconciliation indicates that Tenant owes money to Landlord, Tenant shall remit the required amount to Landlord in the next upcoming payment of Rent. In the event that the reconciliation requires Landlord to remit money to Tenant, Landlord shall provide such payment to Tenant along with the reconciliation.

     (iii) HVAC Services. Landlord agrees to provide, during Business Hours, heating, ventilating and air conditioning for the purposes of comfort control by way of an individual HVAC unit for the Premises. Landlord and Tenant agree that Landlord's HVAC system is not designed to cool machinery and equipment. Tenant shall obtain and provide to Landlord, at Tenant's sole cost and expense, a written service and maintenance agreement for the HVAC system at the Premises with a service contracting company reasonably acceptable to Landlord. Landlord shall make available to Tenant from time to time a list of approved service contractors. Tenant shall provide to Landlord, on an annual basis, renewals of the service contract for the HVAC system. Commencing on the date when the Refusal Space, as defined the Right of First Refusal Rider, attached hereto, is leased to another tenant, and such other tenant takes occupancy (the "Refusal Space Commencement Date"), Landlord shall thereafter be responsible to control the HVAC system and maintain the HVAC system. Landlord shall maintain temperatures within the Premises at reasonable levels, based on reasonable building management practices. The cost and expense for maintaining the HVAC system shall, from and after the Refusal Space Commencement Date, become an Operating Expense under this Lease.

     (iv) Water and Sewer. Landlord agrees to provide municipally supplied cold water and sewer services to the common areas for lavatory purposes.

     (v) Elevator Service. Landlord will provide elevator service during Business Hours and, at Landlord's sole discretion, Landlord may provide restricted elevator service during non-Business Hours.

                      (c) Interruption of Services. It is understood and agreed that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption. Tenant acknowledges that any one or more of such services may be suspended by reason of accident or repairs, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or other causes beyond the control of Landlord. No such interruption or discontinuance of service will be deemed an eviction or a disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages or abatement of Rent or relieve Tenant from the responsibility of performing any of Tenant's obligations under this Lease.

      10.                   SECURITY:

                      (a) Landlord's Responsibility. Landlord shall: (1) install a system to reasonably control access to the Building and parking areas, which shall be monitored by a central monitoring station on a twenty-four
                            (24) hour basis.

                      (b) Tenant's Responsibility. Tenant shall: (1) abide by all policies, procedures and rules and regulations for use of the access system, (2) report promptly the loss or theft of all keys which would permit unauthorized entrance to the Premises, Building or parking areas, (3) report to Landlord the employment or discharge of employees and their vehicle's make, model, and license number, (4) promptly report to Landlord door-to-door solicitation or other unauthorized activity in the Building or parking areas, and (5) promptly inform the Landlord's Building manager in the event of a break-in or other emergency.

                      (c) Interruption of Security. Tenant acknowledges that the above security provisions may be suspended or modified at Landlord's sole discretion or as a result of causes beyond the reasonable control of Landlord. No such interruption, discontinuance or modification of security service will constitute an eviction, constructive eviction, or a disturbance of Tenant's use and possession of the Premises, and further, no interruption, discontinuance or modification of security service will render Landlord liable to Tenant or third-parties for damages, abatement of Rent, or otherwise, or relieve Tenant of the responsibility of performing Tenant's obligations under this Lease.

      11.                   REPAIRS AND MAINTENANCE:

                      (a) Landlord's Responsibilities. During the Lease Term, Landlord shall define, set, and maintain the level of repairs and maintenance for the Building, the common areas, and all other areas serving the Building, in a manner comparable to office buildings of similar quality to and in the immediate geographic area of the Building. Landlord's responsibilities with respect to this paragraph are as follows: (1) the structural and roof systems of the Building and parking areas, (2) the Building standard electrical and mechanical systems, (3) the primary water and sewer systems of the Building, (4) the Building common areas and the common area furniture, fixtures, and equipment, (5) the landscaped areas in and about the Building, (6) the parking areas and (7) replacement of Building standard light bulbs in the common areas.

                      (b) Tenant's Responsibilities. During the Lease Term, Tenant will repair and maintain the following at Tenant's expense:

     (i) The interior portion of the demising walls, the interior partition walls of the Premises and their wall-covering, and the entry door to the Premises.

     (ii) The electrical and mechanical systems not considered Building standard which have been installed by either Landlord or Tenant, for the exclusive use and benefit of Tenant. The following examples are for clarification and are not all inclusive: (a) electrical services for computers or similar items, (b) projection room equipment such as dimmers, curtains, or similar items, (c) water closet plumbing, kitchen plumbing or similar items, (d) HVAC for other than comfort cooling in the Premises, (e) security systems for the Premises, (f) telephone system for the Premises; and (g) other similar systems.

     (iii) Except for the janitorial services, if any, set forth in Section 11.(a) of this Lease, the repair and maintenance of the floor covering of the Premises, including VAT flooring, ceramic tiles, marble, wood flooring, or similar coverings, shall be performed by Landlord upon Tenant's request, at Tenant's expense, and Tenant will be billed for same as Other Rent. At least once per year, if necessary, Landlord will clean Tenant's carpeting at Tenant's expense to be billed to Tenant as Other Rent. Should additional cleaning be requested by Tenant, such cleaning will be available at Tenant's expense and will be billed to Tenant as Other Rent.

     (iv) All cabinets and millwork (regardless of ownership) so long as said cabinets and millwork are for the exclusive use and benefit of Tenant.

     (v) All other personal property, improvements or fixtures, except Building standard improvements and those items enumerated in Section 11.(a) hereof. Those items to be repaired and maintained by Tenant include, but are not limited to, the following: (a) ceiling tiles and ceiling grid, (b) molding or other woodwork and paneling, (c) light fixtures and bulbs, (d) draperies, blinds or wall hangings, (e) glass partition walls, (f) water closets, sinks and kitchen areas,
(g) doors and locksets, and (h) vaults, safes, or secured areas. For the aforesaid items, Landlord may elect, with Tenant's approval (which approval will not be unreasonably withheld) to maintain and repair same at Tenant's expense and Tenant will be billed for same as Other Rent.

                      (c) Repairs and Maintenance; Miscellaneous. Notwithstanding any of the provisions of this
                            Section 11 to the contrary, Landlord shall have no responsibility to repair or maintain the Building, any of its components, the common areas, the Premises, or any fixture, improvement, trade fixture, or any item of personal property contained in the Building, the common areas, and/or the Premises if such repairs or maintenance are required because of the occurrence of any of the following:
                            (i) the acts, misuse, improper conduct, omission or neglect of Tenant or Tenant's Agents, or (ii) the conduct of business in the Premises. Should Landlord elect to make repairs or maintenance occasioned by the occurrence of any of the foregoing, Tenant shall pay as Other Rent all such costs and expenses incurred by Landlord. Landlord shall have the right to approve in advance all work, repair, maintenance or otherwise, to be performed under this Lease by Tenant and all of Tenant's repairmen, contractors, subcontractors and suppliers performing work or supplying materials. Tenant shall be responsible for all permits, inspections and certificates for accomplishing the above. Tenant shall obtain lien waivers for all work done in or to the Premises.

      12.                   TENANT'S ALTERATIONS:


                      (a) General. During the Lease Term, Tenant will make no alterations, additions or improvements in or to the Premises, of any kind or nature, including, but not limited to, alterations, additions or improvements in, to, or on, telephone or computer installations (any and all of such alterations, additions or improvements are collectively referred to in this
                            Section 12 as the "Alteration(s)"), without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Should Landlord consent to any proposed Alterations by Tenant, such consent will be conditioned upon Tenant's agreement to comply with all requirements established by Landlord, including safety requirements and the matters referenced in Section 20 of this Lease. As stated herein, all Alterations made hereunder will become Landlord's property when incorporated into or affixed to the Building. However, at Landlord's option Landlord may, at the expiration of the Lease Term, require Tenant, at Tenant's expense, to remove Alterations made by or on behalf of Tenant and to restore the Premises to their original condition.

      13. LANDLORD'S ADDITIONS AND ALTERATIONS: Landlord has the right to make changes in and about the Building and parking areas. Such changes may include, but not be limited to, rehabilitation, redecoration, refurbishment and refixturing of the Building and expansion of or structural changes to the Building. The right of Tenant to quiet enjoyment and peaceful possession given under the Lease will not be deemed breached or interfered with by reason of Landlord's actions pursuant to this paragraph so long as such actions do not materially deprive Tenant of its use and enjoyment of the Premises.

      14.                   ASSIGNMENT AND SUBLETTING:


                      (a) Prohibition on Assignment and Subletting. Neither Tenant nor Tenant's legal representatives or successors in interest by operation of law or otherwise shall assign, mortgage, hypothecate or otherwise encumber this Lease or enter into a sublease or license agreement with respect to any portion of the Premises or permit all or any portion of the Premises to be used by others, without the prior written consent of Landlord, which consent may be granted by Landlord in accordance with the terms and conditions of this Lease. Any issuance or transfer of stock in any corporate tenant or subtenant or any interest in any non-corporate entity tenant or subtenant, by sale, exchange, merger, consolidation, operation of law, or otherwise, or creation of new stock or interests, by which an aggregate of more than fifty (50%) percent of Tenant's stock or equity interests shall be vested in one or more parties who are not stockholders or interest holders as of the date of this Lease, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease. This subsection shall not apply to sales of stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended, which sales are effected through any recognized securities exchange. Any modification or amendment to any sublease of any portion of the Premises shall be deemed a further sublease of this Lease.

                      (b) Request for Consent. If Tenant requests Landlord's consent to a specific assignment or sublease (a "Transfer"), it shall submit in writing to Landlord, not later than thirty (30) days prior to any anticipated Transfer, (i) the name and address of the proposed assignee or subtenant (the "Proposed Transferee"), (ii) a duly executed counterpart of the proposed agreement of assignment or sublease,
                            (iii) reasonably satisfactory information as to the nature and character of the business of the Proposed Transferee, as to the nature and character of its proposed use of the Premises or portion thereof to be sublet, and otherwise responsive to the criteria set forth in Subsection 14.(d) and (iv) banking, financial, or other credit information relating to the Proposed Transferee reasonably sufficient to enable Landlord to reasonably determine the financial responsibility, creditworthiness, and character of the Proposed Transferee.

                      (c) Landlord's Options. Landlord shall have the following options to be exercised within fifteen
                            (15) business days from submission of Tenant's request for Landlord's consent to a specific
                            Transfer:

     (i) If Tenant proposes to assign this Lease or sublet all or substantially all of the Premises, Landlord shall have the option to cancel and terminate this Lease as of the proposed commencement date for the transfer.

     (ii) If any proposed sublease shall be for less than all or substantially all of the Premises or if it shall be for less than the balance of the Lease Term, Landlord shall have the option of canceling and terminating this Lease only as to such portion of the Premises and such portion of the Lease Term covered by the proposed sublease, effective as of the proposed commencement date of the sublease. If Landlord exercises this option, all Rent for the Premises shall be equitably apportioned as of the commencement date of the sublease.

                      (d)   Landlord's Consent. If Landlord does not elect one
                            (1) of the two (2) options provided in Subsection 14.(c), Landlord shall not unreasonably withhold or delay its consent to a proposed Transfer. Landlord shall be deemed to have reasonably withheld its consent to any proposed transfer unless all of the following conditions have been established to Landlord's reasonable satisfaction:

     (i)  The  Proposed  Transferee  has  sufficient  financial  wherewithal  to discharge its obligations under this Lease and the proposed agreement of assignment or the sublease, as the case may be and as determined by Landlord's criteria for selecting Building Project tenants and has a net worth,, experience, and reputation which is not less than the greater of (1) the net worth, experience, and reputation which Tenant had on the Commencement Date, or
(2) the net worth, experience, and reputation of Tenant immediately prior to the request for Landlord's consent to the proposed Transfer.

     (ii) The Proposed Transfer shall not, in Landlord's reasonable judgment, cause physical harm to the Building or harm to the reputation of the Building which would result in an impairment of Landlord's ability to lease space in the Building or a diminution in the rental value of space in the Building.

     (iii) The proposed use of the Premises by the Proposed Transferee will be a use permitted under this Lease and will not violate any restrictive covenants or exclusive use provisions applicable to Landlord.

     (iv) The Proposed Transferee shall not be any person or entity which shall at that time be a tenant, subtenant, or other occupant of any part of the Building Project, or who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the Building during the six (6) months immediately preceding Tenant's request for Landlord's consent.

     (v) The proposed use of the Premises by the Proposed Transferee will not require alterations or additions to the Premises or the Building Project to comply with applicable law or governmental requirements and will not negatively affect insurance requirements or impose environmental risks.

     (vi) Any mortgagee of the Building will consent to the proposed Transfer.

     (vii) There shall be no default by Tenant, beyond any applicable grace period, under any of the terms, covenants, and conditions of this Lease at the time that Landlord's consent to any such transfer is requested and on the date of the commencement of the term of any such proposed transfer.

Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed transfer. Tenant expressly, knowingly, and voluntarily waives any right, claim, or remedy otherwise available to Tenant for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim, or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to any proposed transfer pursuant to this Lease. Tenant's sole remedy in such an event shall be to institute an action or proceeding seeking specific performance, injunctive relief, or declaratory judgment.

                      (e) Overages. If Tenant effects any transfer, then Tenant thereafter shall pay to Landlord a sum equal to (a) the Base Rent, Additional Rent, Parking Rent, Other Rent, or other consideration paid to Tenant by any transferee which is in excess of the rent then being paid by Tenant to Landlord under this Lease for the portion of the Premises so assigned or sublet (on a pro-rated, square footage basis) , and
                            (b) any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from the transfer. The net rent, or other consideration paid to Tenant shall be calculated by deducting from the gross rent, or other consideration reasonable and customary real estate brokerage commissions actually paid by Tenant to third parties, tenant improvement allowances, rent concessions, the actual cost of improvements to the Premises made by Tenant for the transferee, and other direct out-of-pocket costs actually incurred by Tenant in connection with the transfer (so long as the costs are commercially reasonable and are commonly incurred by landlords in leasing similar space). All sums payable by Tenant pursuant to this paragraph shall be payable to Landlord as Other Rent immediately upon receipt by Tenant.

                      (f) No Release. Notwithstanding Landlord's consent to any Transfer, Tenant shall remain liable to Landlord for the prompt and continuing payment of all forms of Rent, payable under this Lease and the performance of all other covenants of this Lease. Consent by Landlord to a transfer shall not relieve Tenant from the obligation to obtain Landlord's written consent to any further transfer. If Landlord consents to a transfer, in no event shall any permitted transferee assign or encumber this Lease or its sublease, or further .sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. If this Lease is nevertheless assigned, or the Premises are sublet or occupied by anyone other than Tenant, Landlord may accept rent from such assignee, subtenant, or occupant and apply the net amount thereof to the rent reserved in this Lease, but no such assignment, subletting, occupancy, or acceptance of rent shall be deemed a waiver of the requirement for Landlord's consent set forth in this section or constitute a novation or otherwise release Tenant from its obligations under this Lease.

                      (g) Permitted Subtenants. Notwithstanding any provision of this Paragraph 14. to the contrary, Tenant shall be entitled to sublease or license space within the Premises to the following entities which are either wholly owned subsidiaries or affiliated entities of
                            Tenant: (a) vFinance Investments, Inc., vFinance Capital LC, vFinance Investments Holdings, Inc., vFinance Executive Services, Inc. and vFinance Holdings, Inc.

      15.                   TENANT'S INSURANCE COVERAGE:

                      (a) Required Coverages. Tenant agrees that, at all times during the Lease Term (as well as prior and subsequent thereto if Tenant or any of Tenant's Agents should then use or occupy any portion of the Premises), it will keep in force, with an insurance company licensed to do business in the State of Florida, and acceptable to Landlord, (i) without deductible, commercial general liability insurance, including coverage for bodily injury and death,

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                            property damage and personal injury and contractual
                            liability as referred to below, in the amount of not less than the amount set forth in the BLI Rider, combined single limit per occurrence for injury (or death) and damages to property, (ii) with deductible of not more than Five Thousand Dollars ($5,000.00), insurance on an "All Risk or Physical Loss" basis, including sprinkler leakage, vandalism, malicious mischief, fire and extended coverage, covering all improvements to the Premises, fixtures, furnishings, removable floor coverings, equipment, signs and all other decoration or stock in trade, in the amounts of not less than the full replacement value thereof, and (iii) workmen's compensation and employer's liability insurance, if required by statute. Such policies will: (i) include Landlord and such other parties as Landlord may reasonably designate as additional insured's, (ii) be considered primary insurance, (iii) include within the terms of the policy or by contractual liability endorsement coverage insuring Tenant's indemnity obligations under Section 20, and (v) provide that it may not be canceled or changed without at least thirty (30) days prior written notice from the company providing such insurance to each party insured thereunder. Tenant will also maintain throughout the Lease Term worker's compensation insurance with not less than the maximum statutory limits of coverage.

                      (b) Policy Requirements. The insurance coverages to be provided by Tenant will be for a period of not less than one year. At least fifteen (15) days prior to the Lease Commencement Date, Tenant will deliver to Landlord original certificates of all such paid-up insurance; thereafter, at least fifteen (15) days prior to the expiration of any policy Tenant will deliver to Landlord such original certificates as will evidence a paid-up renewal or new policy to take the place of the one expiring.

      16.                   LANDLORD'S INSURANCE COVERAGE:

                      (a) Required Coverages. Landlord will at all times during the Lease Term maintain a policy or policies of insurance insuring the Building against loss or damage by fire, explosion or other hazards and contingencies typically covered by insurance for an amount acceptable to the mortgagees encumbering the Building. Landlord reserves the right to self insure.

                      (b) Tenant not to Affect Landlord's Insurance Coverages. Tenant will not do or permit anything to be done upon or bring or keep or permit anything to be brought or kept upon the Premises which will increase Landlord's rate of insurance on the Building. If by reason of the failure of Tenant to comply with the terms of this Lease, or by reason of Tenant's occupancy (even though permitted or contemplated by this Lease), the insurance rate shall at any time be higher than it would otherwise be, Tenant will reimburse Landlord for that part of all insurance premiums charged because of such violation or occupancy by Tenant. Tenant agrees to comply with any requests or recommendation made by Landlord's insurance underwriter inspectors.

      17.                   SUBROGATION:

                      (a) Mutual Waiver of Subrogation. Each party will look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible. To the extent permitted by law, each of Landlord and Tenant hereby waives and releases all rights of subrogation under their respective insurance policies required under this Lease. Each of Landlord and Tenant will cause each such insurance policy to be properly endorsed to evidence such waiver and release of subrogation in favor of Landlord.

                      (b) Tenant's Improvements and Personal Property. Tenant acknowledges that Landlord will not carry insurance on improvements, furniture, furnishings, trade fixtures, equipment installed in or made to the Premises by or for Tenant, and Tenant agrees that Tenant, and not Landlord, will be obligated to promptly repair any damage thereto or replace the same.

      18.                   DAMAGE OR DESTRUCTION BY CASUALTY:

                      (a) Termination. If by fire or other casualty the Premises are totally damaged or destroyed, or the Building is partially damaged or destroyed to the extent of twenty-five per cent (25%) or more of the replacement cost thereof (even though the Premises may not be damaged), Landlord will have the option of terminating this Lease or any renewal or extension thereof by serving written notice upon Tenant within one hundred and eighty (180) days from the date of the casualty and any prepaid Rent or Other Rent will be prorated as of the date of destruction and the unearned portion of such Rent will be refunded to Tenant without interest.

                      (b) Election for Restoration. If by fire or other casualty the Premises are damaged or partially destroyed to the extent of twenty-five per cent (25%) or more of the replacement cost thereof and the provisions of Section 18.(a) above are not applicable, then (i) if the unexpired Lease Term is less than two (2) years, excluding any theretofore unexercised renewal option, Landlord may either terminate this Lease by serving written notice upon Tenant within twenty (20) days of the date of destruction or Landlord may elect to restore the Premises, or (ii) if the unexpired Lease Term is more than two years, including any previously exercised renewal option, Landlord will restore the Premises.

                      (c) Less than Major Damage. If by fire or other casualty the Premises are damaged or partially destroyed to the extent of substantially less than twenty-five percent (25%) of the replacement cost thereof and the unexpired Lease Term, including any previously exercised renewal option is more than two years and the provisions of Section 18.(a) above are not applicable, then Landlord will restore the Premises.

                      (d) Apportionment of Rent. In the event of restoration by Landlord, all Base Rent and Other Rent paid in advance shall be apportioned as of the date of damage or destruction and all such Base Rent and Other Rent as above described thereafter accruing shall be equitably and proportionately adjusted according to the nature and extent of the destruction or damage, pending substantial completion of rebuilding, restoration or repair. In the event the destruction or damage is so extensive as to make it unfeasible for Tenant to conduct Tenant's business in the Premises, Rent and Other Rent under this Lease will be completely abated until the Premises are substantially restored by Landlord or until Tenant resumes use and occupancy of the Premises, whichever shall first occur. Landlord will not be liable for any damage to or any inconvenience or interruption of business of Tenant or any of Tenant's Agents occasioned by fire or other casualty.

                      (e) Restoration. Restoration, rebuilding or repairing will be at Landlord's sole cost and expense, subject to the availability of applicable insurance proceeds. Landlord shall have no duty to restore, rebuild or replace Tenant's personal property and trade fixtures. Notwithstanding anything to the contrary in this Lease, including, but not limited to this Section 18, Landlord's obligation(s) to repair, rebuild or restore the Building or the Premises shall exist only to the extent of insurance proceeds received by Landlord in connection with the condition or event which gave rise to Landlord's obligation to repair, rebuild or restore.

                      19.   CONDEMNATION AND EMINENT DOMAIN:

                      (a) Substantial Taking. If all or a substantial part of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, this Lease will terminate and the Rent and Other Rent will be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Tenant will have no claim to the condemnation award.

                      (b) Less Than Substantial Taking. In the event a portion of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in paragraph A above, Landlord may, at Landlord's expense, restore the Premises to the extent necessary to make them reasonably tenantable. The Base Rent and Other Rent payable under this Lease during the unexpired portion of the Lease Term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to the condemnation award with respect to the leasehold estate but, in a subsequent, separate proceeding, may make a separate claim for trade fixtures installed in the Premises by and at the expense of Tenant and Tenant's moving expense. In no event will Tenant have any claim for the value of the unexpired Lease Term.

                      (c) Taking Affecting Building. Notwithstanding the foregoing, even if the Premises are not affected in whole or in part by a taking, Landlord will have the right to terminate this Lease upon ten (10) days prior written notice to Tenant if a material portion of the Building is taken by condemnation or eminent domain proceedings. Upon any such termination, Landlord and Tenant will each be released from all further liability under this Lease.

      20.                   LIMITATION OF LANDLORD'S LIABILITY; INDEMNIFICATION:

                      (a) Tenant's Personal Property. All personal property placed or moved into the Building will be at the sole risk of Tenant or other owner. Landlord will not be liable to Tenant or others for any damage to person or property arising from Environmental Concerns, as hereafter defined, theft, vandalism, HVAC malfunction, the bursting or leaking of water pipes, any act or omission of any cotenant or occupant of the Building or of any other person, or otherwise.

                      (b) Limitation of Liability. Notwithstanding any contrary provision of this Lease: (i) Tenant will look solely (to the extent insurance coverage is not applicable or available) to the interest of Landlord (or its successor as Landlord hereunder) in the Building for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of any negligence or breach of this Lease by Landlord or its successor or of Landlord's managing agent (including any beneficial owners, partners, corporations and/or others affiliated or in any way related to Landlord or such successor or managing agent) and Landlord has no personal liability hereunder of any kind, and (ii) Tenant's sole right and remedy in any action or proceeding concerning Landlord's reasonableness (where the same is required under this Lease) will be an action for declaratory judgment and/or specific performance.

                      (c) Indemnity. Tenant agrees to indemnify, defend and hold harmless Landlord and its agents from and against all claims, causes of actions, liabilities, judgments, damages, losses, costs and expenses, including reasonable attorneys' fees and costs through all appeals, incurred or suffered by Landlord and arising from or in any way connected with the Premises or the use thereof or any acts, omissions, neglect or fault of Tenant or any of Tenant's Agents, including, but not limited to, any breach of this Lease or any death, personal injury or property damage occurring in or about the Premises or the Building or arising from Environmental Concerns, as hereafter defined. Tenant will reimburse Landlord upon request for all costs incurred by Landlord in the interpretation and enforcement of any provisions of this Lease and/or the collection of any sums due to Landlord under this Lease, including collection agency fees, and reasonable attorneys' fees and costs, regardless of whether litigation is commenced, and through all appellate actions and proceedings if litigation is commenced.

      21.                   COMPLIANCE WITH ENVIRONMENTAL LAWS AND PROCEDURES:

                      (a) Hazardous Waste. "Hazardous Waste" shall mean toxic or hazardous waste,pollutants or substances, including, without limitation, bio hazardous materials, medical waste, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substance", "toxic substance", "toxic pollutant", or similarly identified substance or mixture, in or pursuant to any "Environmental Law". "Environmental Law" shall include, but is not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C .ss.9601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1802, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.ss.6901, et seq., the Toxic Substance Control Act of 1976, as amended, 15 U.S.C.ss. 2601, et seq., and the Clean Water Act, 33 U.S.C.ss.446 et seq., as amended. The term "Environmental Law" also includes, but is not limited to, any present and then applicable federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law or other approval of a governmental authority relating to compliance with Environmental Law by the Premises requiring notification or disclosure of releases of Hazardous Substances to any governmental authority or other person or entity, imposing environmental conditions or requirements in connection with permits or other authorization for lawful activity at the Premises.

                      (b) Tenant's Covenants. Tenant shall not manufacture or dispose of any Hazardous Substances at the Premises or store or use any Hazardous Substance at the Premises in such quantities, concentrations, forms or levels, or otherwise in a manner which is in violation of any applicable Environmental Laws. Tenant shall comply with all Environmental Laws and other ordinances and regulations applicable to the Premises, and shall promptly comply with all governmental orders and directives for the correction prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole cost and expense. To the extent that Tenant generates any medical or biohazardous waste in conjunction with Tenant's use of the Premises, Tenant, at Tenant's sole cost and expense, shall obtain and maintain throughout the Lease Term a service contract with a duly licensed medical or biohazardous waste transportation and disposal company. Copies of such service contract shall be provided to Landlord each year during the Lease Term.

                      (c)   Indemnification by Tenant.

     (i) Environmental Contamination. Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees for attorneys of Landlord's choice, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Landlord by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from the Premises of any Hazardous Waste (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees for attorneys of Landlord's choice, costs of any settlement or judgment or claims asserted or arising under any Environmental Law, and any and all other statutes, laws, ordinances, codes, rules, regulations, orders or decrees regulating, with respect to or imposing liability, including strict liability, substances or standards of conduct concerning any Hazardous Waste), regardless of whether within Tenant's control provided that the foregoing was occasioned by the acts or negligence of Tenant, its agents, employees or licensees.

     (ii) Continuing Indemnification. The aforesaid indemnification and hold harmless agreement shall benefit Landlord from the date hereof and shall continue notwithstanding any termination this Lease and, without limiting the generality of the foregoing such obligations shall continue for the benefit of Landlord and any subsidiary of Landlord during and following any possession of the Premises thereby or any ownership of the Premises thereby, whether arising by eviction, surrender by Tenant or otherwise, such indemnification and hold harmless agreement to continue forever.

     (iii) Notice of Environmental Complaint. If Tenant shall receive any notice of: (1) the happening of any material event involving the spill, release, leak, seepage, discharge or cleanup of any Hazardous Waste at the Premises or in connection with Tenant's operations thereon; or (2) any complaint, order, citation or material notice with regard to air emissions, water discharges or any other environmental, health or safety matter affecting Tenant (an "Environmental Complaint") from any person or entity, then Tenant immediately shall notify Landlord orally and in writing of said notice.

                      (d) Landlord's Reserved Rights. Landlord shall have the right but not the obligation (and without limitation of Landlord's rights under this Lease) to enter onto the Premises or to take such other actions as it shall deem necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Waste or Environmental Complaint following receipt of any notice from any person or entity having jurisdiction asserting the existence of any Hazardous Waste or an Environmental Complaint pertaining to the Premises or any part thereof which, if true, could result in an order, suit or other action against Tenant and/or which, in Landlord's sole opinion, could jeopardize its security under this Lease. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights shall be payable by Tenant upon demand as Other Rent if same were occasioned by the activities of Tenant, its employees or licensees.

                      (e) Environmental Audits. If Landlord shall have good reason to believe that Hazardous Waste has been discharged on the Premises by Tenant, its employees or licensees, Landlord shall have the right, in its sole discretion, to require Tenant to perform periodically to Landlord's satisfaction (but not more frequently than annually unless an Environmental Complaint shall be then outstanding), at Tenant's expense, an environmental audit and, if deemed necessary by Landlord, an environmental risk assessment of: (a) the Premises; (b) Hazardous Waste management practices and/or (c) Hazardous Waste disposal sites used by Tenant. Said audit and/or risk assessment must be by an environmental consultant reasonably satisfactory to Landlord. Should Tenant fail to perform any such environmental audit or risk assessment within thirty (30) days after Landlord's request, Landlord shall have the right to retain an environmental consultant to perform such environmental audit or risk assessment. All costs and expenses incurred by Landlord in the exercise of such rights shall be secured by this Lease and shall be payable by Tenant upon demand as Other Rent.

                      (f) Breach. Any breach of any warranty, representation or agreement contained in this Section shall be an Event of Default and shall entitle Landlord to exercise any and all remedies provided in this Lease or otherwise permitted by law.

                      (g) Radon Gas. In accordance with Florida Law, the following disclosure is hereby made:

                  RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State Guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

22. COMPLIANCE WITH LAWS AND PROCEDURES: Tenant will promptly comply with all applicable laws, guidelines, rules, regulations and requirements, whether of federal, state, or local origin, applicable to the Premises and the Building, including those for the correction, prevention and abatement of nuisance, unsafe conditions, or other grievances arising from or pertaining to the use or occupancy of the Premises. Accordingly, Tenant agrees that Tenant and Tenant's Agents shall comply with all operation and maintenance programs and guidelines implemented or promulgated from time to time by Landlord or its consultants, including, but not limited to, those matters set forth in subsections (b) and
(c) below, in order to reduce the risk to Tenant, Tenant's Agents or any other tenants of the Building of injury from Environmental Concerns.

23. RIGHT OF ENTRY: Landlord and its agents will have the right to enter the Premises during all reasonable hours to make necessary repairs to the Premises, provided however that Landlord will provide advanced written or telephone notice to Tenant, to the extent reasonable and practical under the circumstances which require Landlord to have reason to enter the Premises. In the event of an emergency, Landlord or its agents may enter the Premises at any time, without notice, to appraise and correct the emergency condition. Said right of entry will, after reasonable notice, likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease. Landlord or its agents will have the right to exhibit the Premises at any time to prospective tenants within one hundred and eighty days (180) before the Expiration Date of the Lease.

      24.                   DEFAULT:

                      (a) Events of Default. If (1) Tenant vacates or abandons the Premises prior to the Expiration Date in contravention of the terms and provisions of this Lease, or (2) Tenant fails to fulfill any of the terms or conditions of this Lease or any other Lease heretofore made by Tenant for space in the Building or (3) any execution or attachment is issued against Tenant or taken or occupied by someone other than Tenant, or (4) Tenant or any of its successors or assigns or any guarantor of this Lease ("Guarantor") should file any voluntary petition in bankruptcy, reorganization or arrangement, or an assignment for the benefit of creditors or for similar relief under any present or future statute, law or regulation relating to relief of debtors, or (5) Tenant or any of its successors or assigns or any Guarantor should be adjudicated bankrupt or have an involuntary petition in bankruptcy filed against it, or (6) Tenant shall permit, allow or suffer to exist any lien, judgment, writ, assessment, charge, attachment or execution upon Landlord's or Tenant's interest in this Lease or to the Premises, and/or the fixtures, improvements and furnishings located thereon; then, Tenant shall be in default hereunder.

                      (b) Tenant's Grace Periods. If (1) Tenant fails to pay Rent or Other Rent within ten (10) days of the date due or (2) Tenant fails to cure any other default within ten (10) days after written notice from Landlord specifying the nature of such default (unless such default is of a nature that it cannot be completely cured within said ten (10) day period and steps have been diligently commenced to cure or remedy it within such ten (10) day period and are thereafter pursued with reasonable diligence and in good faith), then Landlord shall have such remedies as are provided under this Lease and/or under the laws of the State of Florida.

                      (c) Repeated Late Payment. Regardless of the number of times of Landlord's prior acceptance of late payments and/or late charges, (i) if Landlord notifies Tenant two (2) times in any 6-month period that Base Rent or any Other Rent has not been paid when due, then any other late payment within such 6-month period shall automatically constitute a default hereunder and (ii) the mere acceptance by Landlord of late payments in the past shall not, regardless of any applicable laws to the contrary, thereafter be deemed to waive Landlord's right to strictly enforce this Lease, including Tenant's obligation to make payment of Rent on the exact day same is due, against Tenant.

      25.                   LANDLORD'S REMEDIES FOR TENANT'S DEFAULT:

                      (a) Landlord s Options. If Tenant is in default of this Lease, Landlord may, at its option, in addition to such other remedies as may be available under Florida law:

     (i) terminate this Lease and Tenant's right of possession; or

     (ii) terminate Tenant's right to possession but not the Lease and/or proceed in accordance with any and all provisions of Section 25.(b) below.

                      (b)   Landlord's Remedies.

     (i) Landlord may without further notice reenter the Premises either by force or otherwise and dispossess Tenant by summary proceedings or otherwise, as well as the legal representative(s) of Tenant and/or other occupant(s) of the Premises, and remove their effects and hold the Premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end; and/or at Landlord's option,

     (ii) All Rent and all Other Rent for the balance of the Term will, at the election of Landlord, be accelerated and the full amount of same shall become immediately due thereupon and be paid, together with all expenses of every nature which Landlord may incur such as (by way of illustration and not limitation) those for attorneys' fees, brokerage, advertising, and refurbishing the Premises in good order or preparing them for re-rental; and/or at Landlord's option,

     (iii) Landlord may re-let the Premises or any part thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Lease Term, and may grant concessions or free rent or charge a higher rental than that reserved in this Lease; and/or at Landlord's option,

     (iv) Tenant or its legal representative(s) will also pay to Landlord as liquidated damages any deficiency between the Rent and all Other Rent hereby reserved and/or agreed to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the Lease Term.

      26. LANDLORD'S RIGHT TO PERFORM FOR TENANT'S ACCOUNT: If Tenant fails to observe or perform any term or condition of this Lease within the grace period, if any, applicable thereto, then Landlord may immediately or at any time thereafter perform the same for the account of Tenant. If Landlord makes any expenditure or incurs any obligation for the payment of money in connection with such performance for Tenant's account (including reasonable attorneys' fees and costs in instituting, prosecuting and/or defending any action or proceeding through appeal), the sums paid or obligations incurred, with interest at eighteen percent (18%) per annum, will be paid by Tenant to Landlord within ten (10) days after rendition of a bill or statement to Tenant. In the event Tenant in the performance or non-performance of any term or condition of this Lease should cause an emergency situation to occur or arise within the Premises or in the Building, Landlord will have all rights set forth in this paragraph immediately without the necessity of providing Tenant any advance notice.

      27.                   LIENS:

                      (a) Statutory Construction Lien Notice. In accordance with the applicable provisions of the Florida Construction Lien Law and specifically Florida Statutes,ss. 713.10, no interest of Landlord whether personally or in the Premises, or in the underlying land or Building of which the Premises are a part or the leasehold interest aforesaid shall be subject to liens for improvements made by Tenant or caused to be made by Tenant hereunder including, without limitation, the Sign, as provided for in Section 40.(r) below. Further, Tenant acknowledges that Tenant, with respect to improvements or alterations made by Tenant or caused to be made by Tenant hereunder, shall promptly notify the contractor making such improvements to the Premises of this provision exculpating Landlord's liability for such liens.

                      (b) No Liens. Notwithstanding the foregoing, if any construction lien or other lien, attachment, judgment, execution, writ, charge or encumbrance is filed against the Building or the Premises or this leasehold, or any alterations, fixtures or improvements therein or thereto, as a result of any work action or inaction done by or at the direction of Tenant or any of Tenant's Agents, Tenant will discharge same of record within ten (10) days after the filing thereof, failing which Tenant will be in default under this Lease. In such event, without waiving Tenant's default, Landlord, in addition to all other available rights and remedies, without further notice, may discharge the same of record by payment, bonding or otherwise, as Landlord may elect, and upon request Tenant will reimburse Landlord for all costs and expenses so incurred by Landlord plus interest thereon at the rate of eighteen percent (18%) per annum.

28. NOTICES: Notices to Tenant under this Lease will be addressed to Tenant and mailed or delivered to the address set forth for Tenant in the BLI Rider. Notices to Landlord under this Lease (as well as the required copies thereof) will be addressed to Landlord (and its agents) and mailed or delivered to the address set forth in the BLI Rider. Notices will be personally delivered or given by registered or certified mail, return receipt requested. Notices delivered personally will be deemed to have been given as of the date of delivery and notices given by mail will be deemed to have been given forty-eight
(48) hours after the time said properly addressed notice is placed in the mail. Each party may change its address from time to time by written notice given to the other as specified above.

      29.                  MORTGAGE; ESTOPPEL CERTIFICATE; SUBORDINATION:

                      (a) Mortgage of the Building. Landlord has the unrestricted right to convey, mortgage and refinance the Building, or any part thereof. Tenant agrees, within seven (7) days after notice, to execute and deliver to Landlord or its mortgagee or designee such instruments as Landlord or its mortgagee may require, certifying the amount of the Security Deposit and whether this Lease is in full force and effect, and listing any modifications. This estoppel certificate is intended to be for the benefit of Landlord, any purchaser or mortgagee of Landlord, or any purchaser or assignee of Landlord's mortgage. The estoppel certificate will also contain such other information as Landlord or its designee may request.

                      (b) Subordination. This Lease is and at all times will be subject and subordinate to all present and future mortgages or ground leases which may affect the Building and/or the parking areas and to all recastings, renewals, modifications, consolidations, replacements, and extensions of any such mortgage(s), and to all increases and voluntary and involuntary advances made thereunder. The foregoing will be self-operative and no further instrument of subordination will be required. Landlord hereby agrees that it shall, upon written request by Tenant, use its commercially reasonable efforts to obtain and deliver in favor of Tenant a non-disturbance agreement from the first mortgage holder for the Building. Landlord makes no representation or warranty that it will actually be able to obtain a non-disturbance agreement in favor of Tenant and such failure shall not be an event of default on the part of Landlord under this Lease nor affect the subordination of this Lease contained in the first sentence of this Section 29.(b). Tenant hereby agrees to give any holder of any first mortgage on the Building, by registered or certified mail, a copy of any default notice served upon Landlord by Tenant provided Tenant has been provided advance written notice of the name and address of such first mortgage holder.

      30.                   ATTORNMENT AND MORTGAGEE'S REQUEST:

                      (a) Attornment. If any mortgagee of the Building comes into possession or ownership of the Premises, or acquires Landlord's interest by foreclosure of the mortgage or otherwise, upon the mortgagee's request Tenant will attorn to the mortgagee.

                      (b) Estoppel Certificate. Tenant agrees that within seven (7) days after request by any mortgagee of the Building, Tenant will execute, acknowledge and deliver to the mortgagee a notice in form and substance satisfactory to the mortgagee, setting forth such information as the mortgagee may require with respect to this Lease and/or the Premises. If for any reason Tenant does not timely comply with the provisions of this Section, Tenant will be deemed to have confirmed that this Lease is in full force and effect with no defaults on the part of either part and without any right of Tenant to offset, deduct or withhold any Rent or Other Rent.

31. TRANSFER BY LANDLORD: If Landlord's interest in the Building terminates by reason of a bonafide sale or other transfer, Landlord will, upon transfer of the Security Deposit to the new owner, thereupon be released from all further liability to Tenant under this Lease.

      32.                   SURRENDER OF PREMISES; HOLDING OVER:

                      (a) Expiration Date. Tenant agrees to surrender the Premises to Landlord on the Expiration Date (or sooner termination of the Lease Term pursuant to other applicable provisions hereof) in as good condition as they were at the commencement of Tenant's occupancy, ordinary wear and tear, and damage by fire and windstorm excepted.

                      (b) Restoration. In all events, Tenant will promptly restore all damage caused in connection with any removal of Tenant's personal property. Tenant will pay to Landlord, upon request, all damages that Landlord may suffer on account of Tenant's failure to surrender possession as and when aforesaid and will indemnify Landlord against all liabilities, costs and expenses (including all reasonable attorneys' fees and costs if any) arising out of Tenant's delay in so delivering possession, including claims of any succeeding tenant, provided however that Tenant's obligation to restore does not include the reasonable wear and tear to the Premises which would be expected to have occurred to the extent that Tenant has reasonably maintained the Premises during the Lease Term, as required under this Lease.

                      (c) Improvements. Upon expiration of the Lease Term, Tenant will not be required to remove from the Premises Building standard items, all of such Building standard items are the property of Landlord. However, should Tenant, prior to the expiration of the Lease Term or during the Lease Term, install or cause to be installed fixtures, trade fixtures or any tenant improvements in excess of Building standard, Landlord shall have the option of retaining same or requiring Tenant to remove same. Should Landlord elect to cause Tenant to remove such items, the cost of removal of same, upon Landlord's election and notice to Tenant, shall be at Tenant's sole cost and expense. Landlord has no obligation to compensate Tenant for any items which are required hereunder to remain on or with the Premises.

                      (d) Holdover Rent. Without limiting Landlord's rights and remedies, if Tenant holds over in possession of the Premises beyond the end of the Lease Term, during the holdover period the Rent will be double the amount of the Rent due and payable for the last month of the Lease Term.

                      (e) Offer of Surrender. No offer of surrender of the Premises, by delivery to Landlord or its agent of keys to the Premises or otherwise, will be binding on Landlord unless accepted by Landlord, in writing, specifying the effective surrender of the Premises. At the expiration or termination of the Lease Term, Tenant shall deliver to Landlord all keys to the Premises and make known to Landlord the location and combinations of all locks, safes and similar items.

     33. NO WAIVER; CUMULATIVE REMEDIES: No waiver of any provision of this Lease by either party will be deemed to imply or constitute a further waiver by such party of the same or any other provision hereof. The rights and remedies of Landlord under this Lease or otherwise are cumulative and are not intended to be exclusive and the use of one will not be taken to exclude or waive the use of another, and Landlord will be entitled to pursue all rights and remedies available to landlords under the laws of the State of Florida. Landlord, in addition to all other rights which it may have under this Lease, hereby expressly reserves all rights in connection with the Building or the Premises not expressly and specifically granted to Tenant under this Lease and Tenant hereby waives all claims for damages, loss, expense, liability, eviction or abatement it has or may have against Landlord on account of Landlord's exercise of its reserved rights, including, but not limited to, Landlord's right to alter the existing name, address, style or configuration of the Building or the common areas, signage, suite identifications, parking facilities, lobbies, entrances and exits, elevators and stairwells.

     34.  WAIVER OF JURY TRIAL:  TO THE EXTENT  PERMITTED BY LAW,  TENANT HEREBY
WAIVES: (A) JURY TRIAL IN ANY ACTION OR PROCEEDING REGARDING A MONETARY DEFAULT BY TENANT AND/OR LANDLORD'S RIGHT TO POSSESSION OF THE PREMISES, AND (B) IN ANY ACTION OR PROCEEDING BY LANDLORD FOR MONIES OWED BY TENANT AND/OR POSSESSION OF THE PREMISES, THEN TENANT WAIVES THE RIGHT TO INTERPOSE ANY CROSSCLAIM OR COUNTERCLAIM (EXCEPT A MANDATORY CROSSCLAIM OR COUNTERCLAIM IF THE SAME IS PROVIDED FOR PURSUANT TO FLORIDA LAW). HOWEVER, THE FOREGOING WILL NOT PROHIBIT TENANT FROM BRINGING A SEPARATE LAWSUIT AGAINST LANDLORD.

     35. CONSENTS AND APPROVALS: If Tenant requests Landlord's consent or approval under this Lease, and if in connection with such requests Landlord deems it necessary to seek the advice of its attorneys, architects and/or other experts, then Tenant shall pay the reasonable fee of Landlord's attorneys, architects and/or other experts in connection with the consideration of such request and/or the preparation of any documents pertaining thereto.

     36. RULES AND REGULATIONS: Tenant agrees to abide by all rules and regulations attached hereto as Exhibit "B" and incorporated herein by this reference, as reasonably amended and supplemented from time to time by Landlord. Landlord will not be liable to Tenant for violation of the same or any other act or omission by any other tenant.

     37. SUCCESSORS AND ASSIGNS: This Lease will be binding upon and inure to the benefit of the respective heirs, personal and legal representatives, successors and permitted assigns of the parties hereto.

     38. QUIET ENJOYMENT: In accordance with and subject to the terms and provisions of this Lease, Landlord warrants that it has full right to execute and to perform under this Lease and to grant the estate demised and that Tenant, upon Tenant's payment of the required Rent and Other Rent and performing of all of the terms, conditions, covenants, and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises during the full Lease Term.

     39. ENTIRE AGREEMENT: This Lease, together with the BLI Rider, exhibits, schedules, addenda and guaranties (as the case may be) fully incorporated into this Lease by this reference, contains the entire agreement between the parties hereto regarding the subject matters referenced herein and supersedes all prior oral and written agreements between them regarding such matters. This Lease may be modified only by an agreement in writing dated and signed by Landlord and Tenant after the date hereof.

     40.                    MISCELLANEOUS:

                      (a) Cross Default. If Tenant has a lease for other space in the Building, any default by Tenant under such lease will constitute a default hereunder.

                      (b) Severability; Choice of Law; Venue. If any term or condition of this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such term or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, is not to be affected thereby and each term and condition of this Lease is to be valid and enforceable to the fullest extent permitted by law. This Lease will be construed in accordance with the laws of the State of Florida. Venue for any action arising out of this Lease shall be Palm Beach County, Florida.

                      (c) NO OFFER. SUBMISSION OF THIS LEASE TO TENANT DOES NOT CONSTITUTE AN OFFER, AND THIS LEASE BECOMES EFFECTIVE ONLY UPON THE MUTUAL EXECUTION AND DELIVERY BY BOTH LANDLORD AND TENANT AND THE PAYMENT TO LANDLORD OF ANY SECURITY DEPOSITS OR ADVANCE RENT REQUIRED HEREUNDER.

                      (d) Integration. Tenant acknowledges that it has not relied upon any statement, representation, prior or contemporaneous written or oral promises, agreements or warranties, except such as are expressed herein.

                      (e) Personal Property Taxes. Tenant will pay before delinquency all taxes assessed during the Lease Term against any occupancy interest in the Premises or personal property of any kind owned by or placed in, upon or about the Premises by Tenant.

                      (f) Pre-Lease Commencement Occupancy. If Tenant, with Landlord's consent, occupies the Premises or any part thereof prior to the beginning of the Lease Term, all provisions of this Lease will be in full force and effect commencing upon such occupancy, and Base Rent and Other Rent, where applicable, for such period will be paid by Tenant at the same rate herein specified.

                      (g) Brokers Each party represents and warrants that it has not dealt with any agent or broker in connection with this transaction except for the agents or brokers specifically set forth in the BLI Rider with respect to each Landlord and Tenant. If either parties' representation and warranty proves to be untrue, such party will indemnify the other party against all resulting liabilities, costs, expenses, claims, demands and causes of action, including reasonable attorneys' fees and costs through all appellate actions and proceedings, if any. The foregoing will survive the end of the Lease Term.

                      (h) No Recording. Neither this Lease nor any memorandum hereof will be recorded by Tenant.

                      (i) Landlord's Consents. Whenever under this Lease Landlord's consent or approval is expressly or impliedly required, the same may be arbitrarily withheld except as otherwise specified herein.

                      (j) No Partnership. Nothing contained in this Lease shall be deemed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

                      (k) Construction of Certain Terms; Headings. Whenever in this Lease the context allows, the word "including" will be deemed to mean "including without limitation". The headings of articles, sections or paragraphs are for convenience only and shall not be relevant for purposes of interpretation of the provisions of this Lease.

                      (l) No-Air Rights. This Lease does not create, nor will Tenant have, any express or implied easement for or other rights to air, light or view over or about the Building or any part thereof.

                      (m) Delegation by Landlord. Any acts to be performed by Landlord under or in connection with this Lease may be delegated by Landlord to its managing agent or other authorized person or firm.

                      (n) Construction. This Lease shall not be more strictly construed against either party hereto by reason of the fact that one party may have drafted or prepared any or all of the terms and provisions hereof. It is acknowledged that each of the parties hereto has been fully represented by legal counsel and that each of such legal counsel has contributed substantially to the content of this Lease.

                      (o) Confidentiality of Terms. Landlord and Tenant acknowledge that the terms and provisions of this Lease have been negotiated based upon a variety of factors, occurring at a coincident point in time, including, but not limited to: (i) the individual principals involved and the financial strength of Tenant, (ii) the nature of Tenant's business and use of the Premises, (iii) the current leasing market place and the economic conditions affecting rental rates, (iv) the present and projected tenant mix of the Building, and (v) the projected juxtaposition of tenants on the floor(s) upon which the Premises are located and the floors within the Building. Therefore, recognizing the totality, uniqueness, complexity and interrelation of the aforementioned factors, the Tenant agrees to use its best efforts not to disseminate in any manner whatsoever, (whether by word of mouth, mechanical reproduction, physical tender or by any manner of visual or aural transmission or review) the terms and conditions of this Lease to third parties who could in any way be considered presently or in the future as prospective tenants for this or any other leasehold property with which Landlord may be involved. The foregoing notwithstanding, Tenant may disclose such information regarding this Lease as may be reasonably required in any filings which Tenant is required to make with the Securities and Exchange Commission of the United States of America.

                      (p) Parties Bound. If more than one person or entity is named herein as Tenant, their liability hereunder will be joint and several. In case Tenant is a corporation or limited liability company, Tenant (a) represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof, and (b) Tenant shall deliver to Landlord or its agent, concurrently with the delivery of this Lease, executed by Tenant, certified resolutions of the board of directors (and shareholders, if required) or managers (and members, if required) authorizing Tenant's execution and delivery of this Lease and the performance of Tenant's obligations hereunder. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. It is agreed that each and every present and future partner in Tenant shall be and remain at all times jointly and severally liable hereunder and that neither the death, resignation or withdrawal of any partner, nor the subsequent modification or waiver of any of the terms and provisions of this Lease, shall release the liability of such partner under the terms of this Lease unless and until Landlord shall have consented in writing to such release.

                      (q) Proposed Use. Landlord has made no inquiries about and makes no representations (express or implied) concerning whether Tenant's proposed use of the Premises is permitted under applicable law, including applicable zoning law; should Tenant's proposed use be prohibited, Tenant shall be obligated to comply with applicable law and this Lease shall nevertheless remain in full force and effect.

                      (r) Telecommunications Services. Tenant and its telecommunications companies, including local exchange telecommunications companies and alternative access vendor services companies, shall have no right to access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems ("Telecommunications Services"), for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent, which consent may be withheld in Landlord's absolute discretion. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Building, applicable laws and Landlord's policies and practices for the Building. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to Tenant or Tenant's Agents in connection with the installation, operation or maintenance of Telecommunication Services or any equipment or facilities relating thereto. Tenant, at Tenant's sole cost and expense and for its own account, shall be solely responsible for obtaining all Telecommunications Services in connection with the Premises. No interruption or discontinuance of any Telecommunications Services will be deemed an eviction or a disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages or abatement of Rent or relieve Tenant from the responsibility of performing any of Tenant's obligations under this Lease. The existing Telecommunication Service Equipment, listed in Exhibit "C" is approved by Landlord.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Lease as of the day and year first above written.

Witnesses:                                "LANDLORD"
                                           --------

                                  ZENITH PROFESSIONAL CENTER, LTD.,
                                  a Florida limited partnership

                                  By:3010 HOLDINGS, INC., a Florida corporation, general partner

                                  /s/ Scott Brenner
                                      Scott Brenner
                                      President
                                      January 10th, 2003



                                          "TENANT"
                                           ------
                                  VFINANCE, INC., a Delaware corporation
                                  authorized to do business in the State of Florida

                                  /s/ Leonard J. Sokolow
                                      Leonard J. Sokolow
                                      Chief Executive Officer
                                      January 10th, 2003

                                   Exhibit "A"

                                   FLOOR PLAN

                                   Exhibit "B"

                              RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, and halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the Premises.

2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality, type, design, and color, and attached in the manner approved by Landlord.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Premises or Building or on the inside of the Premises if the same can be seen from the outside of the Premises without the prior written consent of Landlord except that the name of Tenant may appear on the entrance door of the Premises. In the event of a violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors and the directory shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant and shall be of a size and style acceptable to the Landlord.

4. Tenant shall not occupy or permit any portion of the Premises demised to it to be occupied as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant at the Premises, nor advertise for labor giving an address at the Premises. The Premises shall not be used for gambling, lodging, or sleeping or for any immoral or illegal purposes. The Premises shall not be used for the manufacture, storage, or sale of merchandise, goods or property of any kind whatsoever.

5. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageway or other public places in the Building shall not be covered or obstructed by any Tenant nor shall any bottles, parcels or other articles be placed on the window sills. No materials shall be placed in the corridors or vestibules nor shall any articles obstruct any air conditioning supply or exhaust vent.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures by Tenant, its servants, employees, agents, or licensees shall be borne by Tenant.

7. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as it may direct. Should a Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission. Neither Tenant nor Tenant's Agents including, but not limited to, electrical repairmen and telephone installers, shall lift, remove or in any way alter or disturb any of the interior ceiling materials of the Premises or Building, nor shall any of same have any access whatsoever to the area above the interior ceiling of the Premises or the Building except with the prior written consent of Landlord and in accordance with guidelines established by Landlord. No antennas shall be permitted.

8. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Premises, and no cooling shall be done or permitted by any Tenant on said Premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

                                  Exhibit B-1

9. Landlord shall have the right to retain a passkey and to enter the Premises at any time, to examine same or to make such alterations and repairs as may be deemed necessary, or to exhibit same to prospective Tenants during normal business hours.

10. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No Tenant shall throw anything out of doors, windows, or skylights, or down the passageways.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy restore to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant. Tenant shall pay to the Landlord the cost of any lost keys.

12. Tenant will refer all contractors, contractors' representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the building, including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its agent may determine from time to time. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by pre-arrangement before performance. Such pre-arrangements initiated by Tenant will include determination by Landlord, subject to his decision and control, of the time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon 2-inch thick plank strips to distribute the weight. Any damage done to the Building or to other Tenants or to other persons in bringing in or removing safes, furniture or other bulky or heavy articles shall be paid for by the Tenant.

14. Tenant agrees that all machines or machinery placed in the Premises by Tenant will be erected and placed so as to prevent any vibration or annoyance to any other Tenants in the Building of which the Premises are a part, and it is agreed that upon written request of Landlord, Tenant will, within ten (10) days after the mailing of such notice, provide approved settings for the absorbing, preventing, or decreasing of noise from any or all machines or machinery placed in the Premises.

15. Each Tenant shall, at its expense, provide artificial light for the employees of the Landlord while doing janitor service or other cleaning, and in making repairs or alterations in said Premises.

16. The requirements of Tenant will be attended to only upon written application at the office of the Building. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person nor contract with or render free or paid services to any Tenant or Tenant's agent, employees, or invitees.

17. Canvassing, soliciting, and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

18. Tenant shall have the free use of the mail chutes, if any, installed in the Building, but the Landlord in no wise guarantees efficiency of the said mail chutes and shall be in a no wise responsible for any damage or delay which may arise from use thereof.

19. Landlord will not be responsible for lost, stolen, or damaged property, equipment, money, or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

                                  Exhibit B-2

20. Landlord specifically reserves the right to refuse admittance to the Building from 6 p.m. to 8 a.m. daily, or on Saturdays, Sundays or legal holidays, to any person or persons who cannot furnish satisfactory identification, or to any person or persons who, for any other reason in the Landlord's judgment, should be denied access to the Premises. Landlord, for the protection of the Tenant and Tenant's effects may prescribe hours and intervals during the night and on Saturdays, Sundays and holidays, when all persons entering and departing the Building shall be required to enter their names, the offices to which they are going or from which they are leaving, and the time of entrance and departure in a register provided for the purpose by that Landlord.

21. No Tenant, nor any of Tenant's Agents, shall at any time bring or keep upon the Premises any inflammable, combustible, or explosive fluid, chemical, or substance.

22. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the Premises, and for the preservation of good order therein and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.











                                  Exhibit B-3

                                   Exhibit "C"

                      EXISTING TELECOMMUNICATIONS EQUIPMENT



                                    2 Bellsouth Voice T1 PRI's
                                    2 MCI Data T1's
                                    1 Verio Data T1
                                    1 CSC Frame Relay


                                    1 Bellsouth Voice ISDN
                                    1 Brass ISDN
                                    1 Paine Webber ISDN
                                    1 Verop ISDN


                                    3 Bellsouth POTS Lines










                                  Exhibit C -1

                          SATELLITE DISH/ANTENNA RIDER

                  THIS SATELLITE DISH/ANTENNA RIDER (this "Rider") is dated, executed and delivered concurrently with the attached lease (the "Lease") by and between ZENITH PROFESSIONAL CENTER, LTD., a Florida corporation ("Landlord") and VFINANCE, INC., a Delaware corporation authorized to do business in the State of Florida ("Tenant"). In the event of any conflict between the terms and conditions of this Rider and the terms and conditions of the Lease, the terms and conditions of this Rider shall govern.

1. The Antenna. Landlord understands that during the Lease Term, Tenant may require communication services in connection with the operation of Tenant's business which would necessitate the construction, installation, operation and use by Tenant of a communication antenna, microwave and/or satellite dish, together with related equipment, mountings and supports (collectively, the "Antenna") on the roof of the Building. Subject to the rights of other tenants in the Building and the terms of this Rider, Landlord shall make available to Tenant, for Tenant's own use (and not for resale purposes) sufficient (as reasonably determined by Landlord) space on the roof of the Building for the Antenna at a location designated by Landlord (it being agreed that in no event shall the area of the roof used by Tenant for the Antenna exceed ______ square feet). Landlord shall have no obligation to reserve any portion of the roof for Tenant's use and the use of the roof for such purposes shall be allocated on a "first come, first served" basis. Tenant's use of the roof of the Building shall be on a non-exclusive basis. In connection with Tenant's use of the roof of the Building, and subject to the rights of other tenants in the Building, Landlord shall make available to Tenant access to the roof for the construction, installation, maintenance, repair, operation and use of the Antenna, as well as reasonable space in the Building to run electrical and telecommunications conduits from the Antenna to the Premises. The installation of the Antenna shall constitute an Alteration and shall be performed at Tenant's sole cost and expense (including, without limitation, any costs and expenses in connection with reinforcing the roof of the Building, if required) in accordance with and subject to the provisions of Section 12 of the Lease and except as otherwise expressly set forth in this Rider. All of the provisions of this Lease with respect to Tenant's obligations hereunder shall apply to the installation, use and maintenance of the Antenna, including, without limitation, provisions relating to compliance with insurance, indemnity, repairs and maintenance. The license granted to Tenant in this Rider shall not be assignable by Tenant separate and apart from this Lease.

2. Use of the Roof and the Antenna. Landlord retains the right to use the portion of the roof on which the Antenna is located for any purpose whatsoever. Tenant shall use the Antenna so as not to cause any interference to other tenants or Landlord in the Building or interference with or disturbance to the reception or transmission of communication signals by or from any antenna, satellite dishes or similar equipment previously installed by landlord or any other tenant in the Building or damage to or interference with the operation of the Building or Building Systems. If after any Antenna is installed by Tenant it is discovered that the Antenna causes any such interference, damage or disturbance, then Tenant, at its sole cost and expense, shall relocate its Antenna to another area on the roof designated by Landlord. If such interference or disturbance still occurs despite such relocation, or if no portion of the roof is available for such relocation, Tenant, at its sole cost and expense, shall remove its Antenna from the roof of the Building. In the event Tenant fails to relocate or remove the Antenna, Landlord may do so, and Tenant shall promptly reimburse Landlord for any costs incurred by Landlord in connection therewith. In no event shall Tenant's installation of the Antenna puncture or otherwise penetrate the surface of the roof the Building.

3. Default; Remedies. If Tenant is in default under any provision of the Lease or this Rider then, without limiting Landlord's rights and remedies, Landlord may otherwise have under this Lease, Tenant, upon written notice from Landlord, shall, at Tenant's sole cost and expense immediately discontinue its use of the Antenna and remove the same from the roof of the Building.

4. Relocation. In addition to the right of Landlord to cause Tenant to relocate the Antenna pursuant to this Rider, Landlord may at its option, at any time during the Term after reasonable prior notice to Tenant (except in the event of an emergency) relocate the Antenna to another area on the roof designated by Landlord, provided that such relocation does not cause the transmission or receipt of communication signals to be materially interrupted or impaired other than temporarily in connection with such relocation and, except as set forth with respect to Landlord's right to cause Tenant to relocate the Antenna pursuant to Section 2 of this Rider, such relocation shall be performed at Landlord's sole cost and expense.

                     Satellite Dish/Antenna Rider Page - 1

5. Compliance with Applicable Laws. Landlord shall not have any obligations with respect to the Antenna or compliance with any applicable governmental laws, rules, regulations, ordinances or any other legal requirments imposed by any governmental authority whatsoever ("Governmental Requirements") relating thereto (including, without limitation, the obtaining of any required permits or licenses, or the maintenance thereof), nor shall Landlord be responsible for any damage that may be caused to Tenant or the Antenna by any other tenant or occupant of the Building. Landlord makes no representation that the Antenna will be able to receive or transmit communication signals without interference or disturbance (whether or not by reason of the installation or use of similar equipment by others on the roof) and Tenant agrees that Landlord shall not be liable to Tenant therefor. Tenant shall, at Tenant's sole cost and expense, keep the Antenna and the fact that the Antenna is present at the Building, in compliance with any and all Governmental Requirements, now existing or hereafter imposed, including without limitation, those Governmental Requirements which may necessistate the relocation or removal of the Antenna.

6. Appearance; Lightning Rods. Tenant, at Tenant's sole cost and expense, shall paint and maintain the Antenna in white or such other color as Landlord shall determine and shall install such lightning rods or air terminals on or about the Antenna as Landlord may reasonably require.

7. Tenant's Obligations. Tenant shall (i) be solely responsible for any damage caused to Landlord or any other person or property as a result of the installation, maintenance or use of the Antenna, (ii) promptly pay any tax, license, permit or other fees or charges imposed pursuant to any Requirements relating to the installation, maintenance or use of the Antenna, (iii) promptly comply with all precautions and safeguards recommended by Landlord's insurance company and all Governmental Authorities, and (iv) perform all necessary repairs or replacements to, or maintenance of, the Antenna, except that at Landlord's option, Landlord may elect to perform such repairs, replacements or maintenance at Tenant's sole cost and expense.

8. Licence. Tenant acknowledges and agrees that the privileges granted Tenant under this Rider shall merely constitute a license and shall not, now or at any time after the installation of the Antenna, be deemed to grant Tenant a leasehold or other real property interest in the Building or any portion thereof. The license granted to Tenant in this Rider shall automatically terminate and expire upon the expiration or earlier termination of this Lease and the termination of such license shall be self-operative and no further instrument shall be required to effect such termination. The foregoing notwithstanding, upon request by Landlord, Tenant, at Tenant's sole cost and expense, promptly shall execute and deliver to Landlord, in recordable form, any certificate or other document confirming the termination of Tenant's right to use the roof of the Building.

9. Ratification. Except as expressly set forth herein, the Lease is ratified and confirmed as written.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Rider concurrently with the Lease.

Witnesses:                                  "LANDLORD"
                                             --------

                                            ZENITH PROFESSIONAL CENTER, LTD.,
                                            a Florida limited partnership

                                            By: 3010 HOLDINGS, INC.,
                                                a Florida corporation, general
                                                partner

                                                /s/ Scott Brenner
                                                    Scott Brenner
                                                    President
                                                    January 10th, 2003




                     Satellite Dish/Antenna Rider Page - 2

                                            "TENANT"

                                            VFINANCE, INC., a Delaware
                                            corporation authorized to do
                                            business in the State of Florida

                                            /s/ Leonard J. Sokolow
                                            Leonard J. Sokolow
                                            Chief Executive Officer
                                            January 10th, 2003












                     Satellite Dish/Antenna Rider Page - 3

                          RIGHT OF FIRST REFUSAL RIDER


         This Right of First Refusal Rider (this "Rider") is dated, executed and delivered concurrently with the attached lease (the "Lease") by and between ZENITH PROFESSIONAL CENTER, LTD., a Florida limited partnership ("Landlord") and VFINANCE, INC., a Delaware ("Tenant"). In the event of any conflict between the terms of this Rider and the terms of the Lease, the terms of this Rider shall govern.

1. Grant of Right. Subject to the terms of paragraphs 2 and 3 below, Landlord hereby grants to Tenant a right of first refusal (the "Refusal Right") with respect to any space located on the third floor of the Building (the "Refusal Space") during the Lease Term.

2. Exercise of Rights; Applicable Terms. With respect to the Refusal Space:

(a) Landlord shall notify Tenant in writing of (i) Landlord's receipt of a bona fide written acceptable offer to lease all or part of the Refusal Space, and
(ii) the relevant lease terms pertaining thereto prior to the intended commencement date for such new tenant.

(b) Tenant shall, provided Tenant is then in possession of an amount of space not less than the entire Premises originally set forth in the Lease and provided Tenant is not then or at the date of delivery of possession of the subject portion of the Refusal Space in default of this Lease, have the right to lease from Landlord the portion of the Refusal Space covered in Landlord's notice on the terms and conditions of this Lease except for (i) improvement allowance, Landlord's build-out obligations, free rent provisions, parking charges, etc., which, although applicable to this Lease, shall not be applicable to the Refusal Space and (ii) Base Rent with respect to the Refusal Space shall be either the Base Rent set forth in Section 3 of the Lease or the Base Rent set forth in the bona fide written offer, whichever is less, and (iii) Tenant's Percentage Share shall be adjusted accordingly.

(c) Tenant shall have a period of ten (10) days from the date of Landlord's notification to elect, by written notification delivered to Landlord within such ten (10) day period, whether it shall exercise its Refusal Right.

(d) If Tenant wishes to exercise the Refusal Right and so delivers written notice to Landlord within the aforesaid ten (10) day period, then Landlord and Tenant shall execute an amendment to this Lease within five (5) days thereafter setting forth all relevant terms pertaining to the subject portion of the Refusal Space, including Base Rent, Commencement Date, Tenant's Percentage Share and Expiration Date.

3. Failure to Exercise. If Tenant no longer has the Refusal Right pursuant to other provisions of this Rider or the Lease, or fails to properly exercise within the ten (10) day exercise period or fails to enter into an amendment within the five (5) day execution period, then the Refusal Right, with respect to the subject portion of the Refusal Space then being negotiated by Landlord, shall thereupon and thereafter be null, void and of no further force or effect. LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT TIME IS OF THE ESSENCE FOR TENANT'S EXERCISE OF ANY REFUSAL RIGHT. LANDLORD IS NOT OBLIGATED TO NOTIFY TENANT OF ANY UPCOMING NEED TO TIMELY EXERCISE A REFUSAL RIGHT OTHER THAN TO NOTIFY TENANT AS SET FORTH IN PARAGRAPH 2(a) ABOVE.

4. Right Not Transferable. Landlord grants to Tenant this Refusal Right specifically due to the character and nature of Tenant. As such, if Tenant shall, during the Lease Term or any extension thereof, assign or sublet any or all of the Premises, this right shall not pass to any assignee or subtenant by or through an assignment or sublease and shall terminate as of the date of execution of any assignment or sublease.

5. Ratification. Except as expressly set forth herein, the Lease is ratified and confirmed as written.

Witnesses:                                  "LANDLORD"
                                             --------

                                            ZENITH PROFESSIONAL CENTER, LTD.,
                                            a Florida limited partnership

                                            By: 3010 HOLDINGS, INC.,
                                                a Florida corporation, general
                                                partner

                                               /s/ Scott Brenner
                                                   Scott Brenner
                                                   President
                                                   January 10th, 2003


                                            "TENANT"
                                             ------
                                            VFINANCE, INC., a Delaware
                                            corporation authorized to do
                                            business in the State of Florida


                                            /s/ Leonard J. Sokolow
                                                Leonard J. Sokolow
                                                Chief Executive Officer
                                                January 10th, 2003

                         FIRST ADDENDUM TO OFFICE LEASE



         THIS FIRST ADDENDUM TO OFFICE LEASE (this "First Addendum") is entered into this 1st day of January, 2003 by and between ZENITH PROFESSIONAL CENTER, LTD., a Florida limited partnership ("Landlord"), and VFINANCE INC., a Delaware corporation ("Tenant").



                                    RECITALS:

         A. Landlord and Tenant entered into that certain Lease, of even date herewith (the "Lease"), to which this First Addendum is attached and made an integral part.

         B. Landlord and Tenant intend to modify and amend the Lease, all as provided for in this First Addendum.

         NOW, THEREFORE, in consideration of TEN & NO/100 DOLLARS ($10.00) and other good and valuable considerations, the receipt, adequacy and sufficiency of which are all hereby acknowledged, Landlord and Tenant agree as follows:

1. Recitals; Capitalized Terms; Conflict. The foregoing Recitals are true and correct and are incorporated herein by this reference. Any capitalized term not defined in this First Addendum shall have the meaning ascribed to such term in the Lease. In the event of any conflict between the terms and conditions set forth in this First Addendum and those set forth in the Lease, the terms and conditions of this First Addendum shall apply.

2. Configuration of Premises. Subject to Landlord preparing plans and specification and obtaining any and all building permits required, Landlord shall within a reasonable period of time after the Lease Commencement Date complete the following improvements to configure and improve the Premises (the following items 2.(a), (b) and (c) are collectively referred to herein as the "Improvements").

(a) Demising Walls. Landlord, shall install demising walls at the points indicated as item 2.(a) in Exhibit "A" to the Lease in order to divide the Premises from the space adjacent to the Premises, (the "Demising Wall"). Landlord shall use it's reasonable efforts to install the Demising Wall with a minimum of interference to Tenant.

(b) Entry Door. Landlord shall install double entry doors to the Premises in similar style, configuration and materials to the existing entry door to the premises being separated from the Premises, at the point indicated as item 2,(b) in Exhibit "A" to the Lease.

(c) Executive Office and Employee Kitchen. Landlord shall configure and install an executive office with a sound proofed wall separating such office from an employee kitchen at the point indicated as item 2.(c) in Exhibit "A" to the Lease. The executive office shall have a separate entrance from the main hall way. Landlord shall install a small employee kitchen at the point indicated as item 2.(c) in Exhibit "A" to the Lease. The employee kitchen shall have an entrance from the main hall way and shall be furnished with equipment and fixtures determined appropriate for the size and configuration of the kitchen, as determined by Landlord, in Landlord's reasonable discretion.

(d) Conference Room. Landlord shall configure the conference room indicated at point 2.(d) in Exhibit "A" to the Lease so as to remove the wall and header in said office leaving open both entry doors currently located therein.

3. Cost of Configuration; Cost of Existing Improvements. The cost of completing the Improvements shall be shared between Landlord and Tenant, with each party paying fifty percent (50%) of the cost of the Improvements, provided however, that Tenant shall not be obligated to pay more than $20,000 for the Improvements. Tenant's share of the costs of the Improvements shall be due and payable in twelve (12) equal installments, paid monthly along with Tenant's payment of Rent, and shall be deemed to be a part of the Rent payment due each month, until the Improvements are paid for in full. In the event that any improvements or removal of improvements within the Premises were undertaken by Tenant, or Tenant's predecessor in interest, for which proper building permits, inspections and approvals from the City of Boca Raton, Florida, where not obtained, Tenant shall be responsible for any and all costs, obligations, fines, liabilities or charges arising out of, or in anyway connected with such improvements or removal of improvements. Tenant shall promptly remit such amounts as may be due for such improvements or removal of improvements upon demand by Landlord.

4. Leasing Commission.

(a) Tenant's Leasing Commission Share. In the event that Tenant does not exercise that certain Right of First Refusal as provided for in the Right of First Refusal Rider to the Lease, and Landlord leases the Refusal Space to another tenant, then Tenant shall pay to Landlord one half (1/2) of the gross leasing commission which Landlord was required to pay in connection with the lease of the Refusal Space to the other Tenant, not to exceed $25,000 (the "Tenant's Leasing Commission Share"). The Tenant's Leasing Commission Share shall be due and payable in twelve (12) equal installments, paid monthly along with Tenant's payment of Rent, and shall be deemed to be a part of the Rent payment due each month, until the Tenant's Leasing Commission Share is paid in full.

(b) Tenant Procures Tenant for Refusal Space. In the event that Tenant procures a prospective tenant for the Refusal Space and such prospective tenant is not represented by a real estate broker, then Landlord shall pay a real estate brokerage commission to Brenner Real Estate Group equal to three percent (3%) of the gross rents paid under such lease and Tenant's Leasing Commission Share shall be one half (50%) of such amount, and shall otherwise be paid as provided for in Section 3.(a) above.

(c) Termination of Tenant's Obligation. Tenant's obligations to pay the Tenant's Leasing Commission Share shall terminate and expire in the event that a lease for the Refusal Space is not executed within eighteen (18) consecutive calendar months of the Commencement Date of the Lease. Further, Tenant's obligation to pay the Tenant's Leasing Commission Share shall be a one time obligation and, once Tenant is required to pay such obligation, shall not be re-imposed for any other subsequent leases of the Refusal Space.

5. Stock Purchase Warrant. As additional consideration for Landlord's lease of the Premises to Tenant, Tenant has granted to Landlord certain rights to purchase shares of the stock Tenant pursuant to the terms and conditions of the Stock Purchase Warrant, attached to the Lease. Tenant agrees and acknowledges that the grant of the rights under the Stock Purchase Warrant has been made for good and adequate consideration.

6. Signage at the Building. Tenant shall not be entitled to any Primary Building Signage on the exterior of the Building. Landlord shall not provide Primary Building Signage on the exterior of the Building to either (i) Parthenon Studios (a current tenant in the Building), or similar day spa or salon type user or
(ii) any other current or future tenant in the building engaged in the securities brokerage, investment banking business. "Primary Building Signage" shall mean any sign depicting a company name and/or logo on the western exterior of the building, facing Military Trail. Primary Building Signage shall not include any signs on the pylon sign for the Building, and smaller signage adjacent to the entry-ways to the Building, any interior directory or other interior signage at the Building.

7. Ratification. Except as expressly set forth in this First Addendum, the Lease is ratified and confirmed as written.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Second Amendment as of the Effective Date.

                                            "LANDLORD"

                                            ZENITH PROFESSIONAL CENTER, LTD.,
                                            a Florida limited partnership

                                            By: 3010 HOLDINGS, INC.,
                                                a Florida corporation, general
                                                partner

                                            /s/ Scott Brenner
                                                Scott Brenner
                                                President
                                                January 10th, 2003


                                            "TENANT"
                                             ------
                                            VFINANCE, INC., a Delaware
                                            corporation authorized to do
                                            business in the State of Florida


                                            /s/ Leonard J. Sokolow
                                                Leonard J. Sokolow
                                                Chief Executive Officer
                                                January 10th, 2003

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.



                             STOCK PURCHASE WARRANT


                To Purchase 250,000 Shares of the Common Stock of



                                 VFINANCE, INC.



     THIS CERTIFIES that, for value received, ZENITH PROFESSIONAL CENTER, LTD., a Florida limited partnership and/or its assigns (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (the "Exercise Date") and on or prior to the close of business on the date which is five years after the date hereof (the "Termination Date"), to subscribe for and purchase from vFinance, Inc. (the "Company"), up to Two Hundred and Fifty Thousand (250,000) shares (the "Warrant Shares") of common stock, par value $.001 per share (the "Common Stock") of the Company. The purchase price of each share of Common Stock (the "Exercise Price") under this Warrant shall be $0.15. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Lease Agreement among Company and the investors signatory thereto, including the Holder, dated as of January 1, 2003 (the "Lease Agreement") pursuant to which this Warrant has been issued, the Lease Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Lease Agreement.

1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and the terms of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Vesting. The Holder's right to purchase the Warrant Shares shall vest immediately.

4. Exercise of Warrant. Except as provided in Sections 3 and 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Exercise Date, as to not less than (i) 1,000 Warrant Shares at a time, or, (ii) if this Warrant evidences rights of a Holder to purchase less than 2,000 unpurchased shares of Common Stock, all such unpurchased shares, and in either case before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within ten (10) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date on which this Warrant is surrendered (together with the Notice of Exercise) and payment of the Exercise Price is made. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.


5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or federal or state transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

7. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

8. Transfer, Division and Combination. (a) The Holder (and its transferees and assigns), by acceptance of this Warrant, covenants and agrees that it is acquiring the Warrants evidenced hereby, and, upon exercise hereof, the Warrant Shares, for its own account as an investment and not with a view to the resale or distribution thereof. The Warrant Shares have not been registered under the Securities Act or any state securities laws and no transfer of any Warrant Shares shall be permitted unless the Company has received notice of such transfer, at the address of its principal office set forth in the Lease Agreement, in the form of assignment attached hereto, accompanied by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Warrants or Warrant Shares under the Securities Act is available for such transfer, except that no such opinion shall be required after the registration for resale by the Holder of the Warrant Shares, as contemplated by the Registration Rights Agreement. Upon any exercise of the Warrants, certificates representing the Warrant Shares shall bear a restrictive legend substantially identical to that set forth on the face of this Warrant certificate. Any purported transfer of any Warrant or Warrant Shares not in compliance with the provisions of this section shall be null and void.

                           (b) This Warrant may be divided or combined with
other Warrants upon presentation
hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney; provided, however, that no division of this Warrant shall be permitted which would create at Warrant with respect to less than 1,000 Warrant Shares. Subject to compliance with Section 8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                           (c) The Company shall prepare, issue and deliver at
its own expense (other than
transfer taxes) the new Warrant or Warrants under this Section 8.

                           (d) The Company agrees to maintain, at its aforesaid
office or the office of its transfer or registration agent, books for the registration and the registration of transfer of the Warrants.

9. No Rights as Stockholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

10. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not exceed that customarily charged by the Company's transfer agent), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

12. Adjustments of Exercise Price and Number of Warrant Shares. (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock (other than a change in nominal value to no nominal value, or from no nominal value to nominal value, or as a result of a subdivision, combination or other event described in paragraph (a) of this Section), consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15. Notice of Corporate Action. If at any time:

                           (a) the Company shall take a record of the holders of
its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) there shall be any capital reorganization of the
Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation with or merger of the Company into, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                           (c) there shall be a voluntary or involuntary
dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of any record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                           The Company shall not by any action, including,
without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations,exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                           Before taking any action which would result in an
adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

17. Miscellaneous.

         (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Lease Agreement.

         (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

         (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, except that all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Lease Agreement.

         (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         (f) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

         (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder.

         (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

         (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         (k) Registration Rights. The Company hereby agrees to grant to the Holder Piggyback Registration rights pursuant to the terms and conditions of Exhibit A attached hereto and incorporated herein.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: January 10th, 2003


                                           VFINANCE, INC.


                                           /s/ Leonard J. Sokolow
                                               Leonard J. Sokolow
                                              Chief Executive Officer
                                              January 10th, 2003

                               NOTICE OF EXERCISE


To:      vFinance, Inc.


(1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of vFinance, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)
                           -------------------------------



Dated:  ______________, _______

                                         Holder's Signature: ___________________


                                         Holder's Name:    _____________________

                                         Holder's Address: _____________________


                                                   _____________________________

                     Social Security, Employer
                     or Other Tax Identification
                     Number of Holder:           _____________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)


 FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to ___________________________________________________________________


whose address is_______________________________________________________________


---------------------------------------------------------------.


Dated:  ______________, _______

                           Holder's Signature:  _____________________________

                           Holder's Name:       _____________________________

                           Holder's Address:    _____________________________

                                                _____________________________

                    Social Security, Employer
                    or Other Tax Identification
                    Number of Holder:           _____________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                   EXHIBIT "A"

                               REGISTRATION RIGHTS

Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Option to which this Exhibit A is attached.

(a) PIGGY-BACK REGISTRATION RIGHTS. If at any time commencing after July 1, 2003 until the expiration of the Warrant (the "Registration Period"), vFinance, Inc. (the "Company") proposes to register any of its securities under the Securities Act (other than registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or dividend investment plan, a registration of stock proposed to be issued in exchange for securities or assets of, or in connection with the merger or consolidation with, another person or entity , or a registration of stock proposed to be issued in exchange for securities of such other person or entity), the Company shall give prompt written notice thereof to the Holder and, upon the written request made within ten (10) days after the Holder and, upon receipt of such notice, the Company shall use its best efforts to effect as part of such registration the registration under the Securities Act of that number of the Warrant Shares ("Warrant Shares") which the Holder requests the Company to register, provided that if the registration relates to a firm commitment, underwritten public offering, the managing underwriter of the Company's public offering, if any, shall be of the opinion that the inclusion in such registration of such number of Warrant Shares will not interfere with the successful marketing of all of the Company's securities being registered. If the managing underwriter, if any, reasonably requests the Holder to reduce in whole or in part the number of Warrant Shares sought or be registered by the Holder, the Holder shall comply with the request of the managing underwriter. In any underwritten offering, the Holder shall sell the Warrant Shares registered as part of such underwritten offering to the underwriters of such offering on the same terms and conditions as apply to the Company. In connection with any registration pursuant to this Section (a), the Holder shall provide the Company with such information regarding the Holder and the distribution of the Warrant Shares as the Company and the managing underwriter shall reasonably request for use in the registration statement relating to such offering. The Company shall pay all costs and expenses of the Holder. The Company shall not be obliged to effect registration under the Securities Act pursuant to this Section (a) on more than one occasion; PROVIDED, HOWEVER, that this limitation shall not apply if the number of shares requested to be registered by the Holder shall have been reduced pursuant to the second sentence of this Section (a) unless and until the occurrence of an occasion on which the shares requested by the Holder to be registered have not been so reduced. The Company will pay all registration expenses of the Holder in connection with any registration hereunder.

(b) GENERAL CONDITIONS. In connection with each registration effected pursuant to Section (a), the Company and the Holder agree as follows:

(i) INDEMNIFICATION OF HOLDER. The Company shall indemnify and hold harmless the Holder against any and all losses, claims, damages, or liabilities to which the Holder may become subject under the Securities Act, or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any action insofar as any such losses, claim, damages, liabilities or actions arise out of or are based upon 1) any untrue statement or alleged untrue statement of a material fact, contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any offering circular or other document incident to any registration, qualification or compliance, or any omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification, or compliance. The indemnification agreement contained in this agreement, however, shall not: 1) apply to such losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged omission, if such statement or omission was in reliance upon and in conformity with the information furnished in writing to the Company by the Holder for use in the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto, or 2) inure to the benefit of any underwriter from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased the securities which are the subject thereof (or to the benefit of any person controlling such underwriter), if such underwriter failed to send or give a copy of the prospectus to such person at or prior to the written confirmation of the sale of such securities to such person.

(ii) INDEMNIFICATION OF THE COMPANY. The Holder and each underwriter of the Warrant Shares to be registered (such party and such underwriters being referred to severally in this subparagraph as the "Indemnifying Party") shall agree, in the same manner and to the same extent as set forth in the preceding paragraph, to, severally and not jointly, indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and those officers of the Company who shall have signed such registration statement, with respect to any statement in or omission from such registration statement or any post-effective amendment thereof or any preliminary prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Indemnifying Party specifically for use in such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any amendment thereof or supplement thereto.

(iii) NOTICE OF INDEMNIFIABLE ACTION. Each indemnified party will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from a party hereto on account of an indemnity agreement contained in this Section, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party not (unless the failure to give such notice has actually prejudiced the indemnifying party) on account of the indemnity agreement contained in this Section.

(iv) TERMINATION OF OBLIGATION. The Company shall not be required to file a registration statement or to keep a registration statement effective if the Warrant Shares could be publicly sold in any 90 day period without registration under the Securities Act.